UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2006

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Premier Core Value Fund
Dreyfus Premier Limited Term High Yield Fund
Dreyfus Premier Managed Income Fund

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier
Core Value Fund

ANNUAL REPORT December 31, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
18	Financial Highlights
24	Notes to Financial Statements
34	Report of Independent Registered
Public Accounting Firm
35	Important Tax Information
36	Board Members Information
38	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Core Value Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Core Value Fund, covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a good year for the financial markets.Virtually all sectors and capitalization ranges of the U.S. equity markets generated strong returns, especially over the second half of the year.A number of positive factors contributed to the markets’ gains in 2006, including an expanding domestic economy, subdued inflation, stabilizing interest rates, rising productivity and robust corporate profits.

In our analysis, 2006 provided an excellent reminder of the need for a long-term investment perspective. Adopting too short a time frame proved costly for some investors last year, as chasing recent winners often meant buying the next month’s losers. Indeed, history shows that reacting to near-term developments with extreme shifts in strategy rarely is the right decision.We believe that a better course of action is to set a portfolio mix to meet future goals, while attempting to ignore short term market fluctuations in favor of a longer-term view.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

2

DISCUSSION OF FUND PERFORMANCE

Brian Ferguson, Portfolio Manager

How did Dreyfus Premier Core Value Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2006, Dreyfus Premier Core Value Fund produced total returns of 21.00% for its Class A shares, 20.12% for its Class B shares, 20.07% for its Class C shares, 21.26% for its Class R shares, 20.67% for its Class T shares and 21.11% for its Institutional shares.1 In comparison, the fund’s benchmark, the Russell 1000 Value Index, produced a total return of 22.25% for the same period.2 The fund’s previous benchmark, the S&P 500/Citigroup Value Index, achieved a total return of 20.80% for the same period.3

Stock prices generally rose in 2006, primarily due to strong corporate earnings in a growing U.S. economy.The fund’s returns were slightly lower than the Russell 1000 Value Index as a result of attractive results from the consumer discretionary and information technology sectors. Furthermore, the fund’s returns were in line with the S&P 500/Citigroup Value Index primarily due to strong performance in information technology and industrials sectors.

What is the fund’s investment approach?

The fund invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios. When choosing stocks, we use a “bottom-up” stock selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends. We also focus on a company’s relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price.

What other factors influenced the fund’s performance?

The U.S. stock market ended 2006 with double-digit gains, as investors remained hopeful regarding the strength of corporate earnings despite mixed economic signals, such as volatile energy prices and cooling hous-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

ing markets.The market rallied particularly strongly over the second half of the year, when an uneventful hurricane season and warm weather in many parts of the United States contributed to a decline in energy prices, giving relief to inflation worries. In addition, after more than two years of steady rate hikes, the Federal Reserve Board refrained from raising short-term interest rates over the second half of the year. In this environment, stock prices rose as U.S. companies continued to report healthy earnings and mergers-and-acquisitions activity increased.

A successful stock selection strategy in the consumer discretionary sector contributed significantly to the fund’s relative performance during the reporting period, with particularly strong results coming from media giants News Corp., which was sold during the reporting period, and Walt Disney. News Corp. prospered amid better results from Fox News, anticipation of a spin-off of its Sky Italia unit and the acquisition of MySpace.com.Walt Disney rose in the wake of successful cost control measures, improved profit margins from its theme parks and stronger results from its television and film businesses. Conversely, the fund held no shares of Viacom, where results fell short of expectations. Finally, the fund benefited from its relatively light holdings of homebuilders, which saw their financial results deteriorate in a slowing housing market.

The fund’s investments in the information technology sector also fared relatively well. Broadband equipment maker Cisco Systems gained value due to a general increase in broadband usage and expectations of greater corporate demand for its products. Computer and printer maker Hewlett Packard, helmed by new management, gained market share in a variety of product areas, and consulting firm Accenture benefited from higher levels of outsourcing and corporate spending.

On the other hand, some disappointments detracted from the fund’s relative performance. In the financials sector, the fund did not participate as fully as the benchmark in strong returns from real estate investment trusts, and our emphasis on lagging insurance companies detracted from performance. For example, Genworth Financial was pressured by concerns regarding its long-term care and mortgage insurance businesses, as well as its former parent’s move to divest its remaining stake in the com-

4

pany. In the health care sector, the fund’s results were hurt by relatively light exposure to drug developer Merck & Co., which was sold during the reporting period, and which rose as legal concerns diminished and research & development prospects improved. Shares of medical products maker Boston Scientific, which were eventually sold during the reporting period, declined due to merger integration issues and concerns regarding low reimbursement policies by Medicare and other insurers.

What is the fund’s current strategy?

We have continued to rely on our bottom-up stock selection process, as we believe it to be an effective method of identifying attractively valued stocks under a variety of market conditions.We have continued to find attractive values in traditionally defensive areas, including the consumer staples sector and the homebuilding and retail industries within the consumer discretionary sector. Information technology stocks remain attractive to us, largely due to the ongoing boom in Internet demand.While in the past we have found attractive opportunities in the energy area, we recently reduced our emphasis on the sector due to the possible effects of recent warmer weather and shifting supply-and-demand influences on commodity prices.

January 16, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
[3]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The S&P 500/Citigroup Value Index calculates growth and value in separate dimensions. Style scores are calculated taking standardized measures of 3 growth factors and 4 value factors for each constituent. Combined, the growth and value indices are exhaustive, containing the full market capitalization of the S&P 500.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.
There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.
The above graph compares a $10,000 investment made in Class A shares, Institutional shares and Class R shares of
Dreyfus Premier Core Value Fund on 12/31/96 to a $10,000 investment made in the Russell 1000 Value Index (the
“Russell Index”) and the Standard & Poor’s 500/Citigroup Value Index (the “S&P 500/Citigroup Value Index”) on
that date. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class T shares will vary from the performance of Class A, Institutional and Class R shares shown above due to differences in charges and expenses.
In December 2005, Standard & Poor’s 500 replaced the S&P/BARRA Value Index with the S&P/Citigroup Value
Index. In October 2006, the fund’s benchmark was changed from the S&P 500/Citigroup Value Index to the
Russell 1000 Value Index because the Russell 1000 Value Index is expected to more accurately reflect the fund’s investment approach.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares, Institutional shares and Class R shares.The Russell 1000
Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-
to-book ratios and lower forecasted growth values.The S&P/Citigroup Value Index is a market capitalization weighted index representing the value stocks in the S&P 500 Index. All of the stocks in the S&P 500 Index are allocated into value or growth sub-indexes. Stocks that do not have pure value or growth characteristics have their market capitalizations distributed between the value and growth indexes.The S&P 500 Index is a widely accepted, unmanaged index of U.S.
stock market performance. Both indices are unmanaged, do not incur fees and other expenses, and cannot be invested in directly. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/06

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (5.75%)		14.06%	5.30%	8.07%
without sales charge		21.00%	6.56%	8.71%
Class B shares
with applicable redemption charge †	1/16/98	16.12%	5.47%	—	6.94%††
without redemption	1/16/98	20.12%	5.79%	—	6.94%††
Class C shares
with applicable redemption charge †††	1/16/98	19.07%	5.76%	—	6.68%
without redemption	1/16/98	20.07%	5.76%	—	6.68%
Class R shares		21.26%	6.82%	8.95%
Class T shares
with applicable sales charge (4.5%)	8/16/99	15.24%	5.32%	—	4.98%
without sales charge	8/16/99	20.67%	6.29%	—	5.64%
Institutional shares		21.11%	6.68%	8.82%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
†††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Core Value Fund from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006
	Class A	Class B	Class C	Class R	Class T	Institutional

Expenses paid
per $1,000 †	$ 6.24	$ 10.29	$ 10.29	$ 4.89	$ 7.59	$ 5.70
Ending value
(after expenses)	$1,152.70	$1,148.50	$1,148.20	$1,153.90	$1,151.20	$1,153.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2006
	Class A	Class B	Class C	Class R	Class T	Institutional

Expenses paid
per $1,000 †	$ 5.85	$ 9.65	$ 9.65	$ 4.58	$ 7.12	$ 5.35
Ending value
(after expenses)	$1,019.41	$1,015.63	$1,015.63	$1,020.67	$1,018.15	$1,019.91
† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class B, 1.90% for
Class C, .90% for Class R, 1.40% for Class T and 1.05% for Institutional multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2006

Common Stocks—99.9%	Shares	Value ($)

Banking—9.8%
Bank of America	448,626	23,952,142
Bank of New York	85,100	3,350,387
Capital One Financial	115,700	8,888,074
PNC Financial Services Group	49,000	3,627,960
SunTrust Banks	39,800	3,361,110
U.S. Bancorp	194,900	7,053,431
Wachovia	157,700	8,981,015
Wells Fargo & Co.	211,200	7,510,272
		66,724,391
Consumer Discretionary—8.2%
Comcast, Cl. A	82,300 [a]	3,483,759
Federated Department Stores	73,400	2,798,742
Gap	175,700	3,426,150
Johnson Controls	60,900	5,232,528
Lowe’s Cos.	109,470	3,409,991
Marriott International, Cl. A	72,590	3,463,995
McDonald’s	147,400	6,534,242
News, Cl. A	304,000	6,529,920
Omnicom Group	74,000	7,735,960
Time Warner	300,300	6,540,534
TJX Cos.	143,610	4,095,757
Toll Brothers	74,630 [a]	2,405,325
		55,656,903
Consumer Staples—9.8%
Altria Group	223,800	19,206,516
Cadbury Schweppes, ADR	166,500	7,147,845
Clorox	53,100	3,406,365
Colgate-Palmolive	51,157	3,337,483
Dean Foods	176,700 [a]	7,470,876
Kraft Foods, Cl. A	124,600	4,448,220
Procter & Gamble	262,000	16,838,740
SUPERVALU	122,550	4,381,162
		66,237,207
Energy—13.2%
Anadarko Petroleum	74,100	3,224,832
Chesapeake Energy	107,800	3,131,590
Chevron	201,600	14,823,648

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
ConocoPhillips	226,720	16,312,504
Devon Energy	48,000	3,219,840
EOG Resources	58,500	3,653,325
Exxon Mobil	357,682	27,409,172
Hess	68,440	3,392,571
Marathon Oil	73,800	6,826,500
Valero Energy	142,700	7,300,532
		89,294,514
Financial—24.1%
Ambac Financial Group	38,400	3,420,288
American International Group	142,193	10,189,550
AON	133,600	4,721,424
Chubb	115,200	6,095,232
CIT Group	66,700	3,719,859
Citigroup	512,313	28,535,834
Countrywide Financial	96,600	4,100,670
Equity Residential	64,700	3,283,525
Franklin Resources	40,160	4,424,427
Freddie Mac	128,900	8,752,310
Genworth Financial, Cl. A	206,255	7,055,984
Goldman Sachs Group	19,660	3,919,221
JPMorgan Chase & Co.	404,800	19,551,840
Lincoln National	108,100	7,177,840
Merrill Lynch & Co.	156,650	14,584,115
MetLife	115,000	6,786,150
Morgan Stanley	97,900	7,971,997
PMI Group	119,800	5,650,966
Prudential Financial	63,600	5,460,696
St. Paul Travelers Cos.	65,800	3,532,802
Washington Mutual	101,800	4,630,882
		163,565,612
Health Care—8.6%
Abbott Laboratories	164,500	8,012,795
Amgen	44,300 [a]	3,026,133
Baxter International	111,590	5,176,660
Bristol-Myers Squibb	103,000	2,710,960
Pfizer	647,360	16,766,624

10

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Sanofi-Aventis, ADR	94,700	4,372,299
Thermo Fisher Scientific	83,300 [a]	3,772,657
WellPoint	73,000 [a]	5,744,370
Wyeth	174,100	8,865,172
		58,447,670
Industrial—6.4%
Eaton	41,800	3,140,852
General Electric	625,060	23,258,483
Honeywell International	72,100	3,261,804
Lockheed Martin	41,200	3,793,284
Tyco International	221,900	6,745,760
Union Pacific	36,670	3,374,373
		43,574,556
Information Technology—7.1%
Accenture, Cl. A	266,700	9,849,231
Automatic Data Processing	96,200	4,737,850
Cisco Systems	248,300 [a]	6,786,039
Hewlett-Packard	277,100	11,413,749
International Business Machines	40,000	3,886,000
Microsoft	120,700	3,604,102
NCR	94,400 [a]	4,036,544
Sun Microsystems	748,100 [a]	4,054,702
		48,368,217
Materials—1.9%
Dow Chemical	94,300	3,766,342
E.I. du Pont de Nemours & Co.	71,295	3,472,779
Phelps Dodge	20,000	2,394,400
Rohm & Haas	65,500	3,348,360
		12,981,881
Telecommunications—5.8%
Alltel	45,895	2,775,730
AT & T	599,300	21,424,975
BellSouth	138,200	6,510,602
Sprint Nextel	124,450	2,350,860
Verizon Communications	170,600	6,353,144
		39,415,311

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)		Shares	Value ($)

Utilities—5.0%
Constellation Energy Group		72,900	5,020,623
Edison International		69,300	3,151,764
Entergy		36,400	3,360,448
Exelon		102,765	6,360,126
FPL Group		61,600	3,352,272
Mirant		116,800 [a]	3,687,376
NRG Energy		73,000 [a]	4,088,730
Questar		59,400	4,933,170
			33,954,509
Total Common Stocks
(cost $551,327,600)			678,220,771

Other Investment—.8%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,145,000)		5,145,000 [b]	5,145,000

Total Investments (cost $556,472,600)		100.7%	683,365,771
Liabilities, Less Cash and Receivables		(.7%)	(4,781,302)
Net Assets		100.0%	678,584,469

ADR—American Depository Receipts
[a]	Non-income producing security.
[b]	Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †
	Value (%)		Value (%)

Financial	24.1	Industrial	6.4
Energy	13.2	Telecommunications	5.8
Banking	9.8	Utilities	5.0
Consumer Staples	9.8	Materials	1.9
Health Care	8.6	Money Market Investment	.8
Consumer Discretionary	8.2
Information Technology	7.1		100.7

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

				Cost Value

Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers				551,327,600 678,220,771
Affiliated isuuers				5,145,000 5,145,000
Cash				15,621
Dividends and interest receivable				922,162
Receivable for shares of Beneficial Interest subscribed				13,699
				684,317,253

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				732,744
Payable for investment securities purchased				4,263,510
Payable for shares of Beneficial Interest redeemed				736,039
Interest payable—Note 2				491
				5,732,784

Net Assets ($)				678,584,469

Composition of Net Assets ($):
Paid-in capital				542,615,686
Accumulated undistributed investment income—net				490,141
Accumulated net realized gain (loss) on investments				8,585,471
Accumulated net unrealized appreciation
(depreciation) on investments				126,893,171

Net Assets ($)				678,584,469

Net Asset Value Per Share
	Class A	Class B	Class C	Class R Class T Institutional

Net Assets ($)	548,601,357	55,112,194	20,918,808	6,011,852 3,434,272 44,505,986
Shares
Outstanding	17,141,289	1,755,014	666,708	187,986 107,342 1,391,474

Net Asset Value
Per Share ($)	32.00	31.40	31.38	31.98 31.99 31.98

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	15,632,024
Affiliated issuers	157,402
Interest	36,007
Income from securities lending	2,503
Total Income	15,827,936
Expenses:
Management fee—Note 3(a)	6,111,130
Distribution and service fees—Note 3(b)	2,236,994
Interest expense—Note 2	8,469
Loan commitment fees—Note 2	5,281
Total Expenses	8,361,874
Investment Income—Net	7,466,062

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	85,435,127
Net unrealized appreciation (depreciation) on investments	35,507,648
Net Realized and Unrealized Gain (Loss) on Investments	120,942,775
Net Increase in Net Assets Resulting from Operations	128,408,837

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006	2005

Operations ($):
Investment income—net	7,466,062	7,135,930
Net realized gain (loss) on investments	85,435,127	96,968,863
Net unrealized appreciation
(depreciation) on investments	35,507,648	(66,603,353)
Net Increase (Decrease) in Net Assets
Resulting from Operations	128,408,837	37,501,440

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(6,116,596)	(6,671,140)
Class B shares	(207,125)	(261,483)
Class C shares	(72,968)	(82,006)
Class R shares	(76,497)	(450,170)
Class T shares	(26,990)	(25,630)
Institutional shares	(518,978)	(498,400)
Net realized gain on investments:
Class A shares	(84,798,475)	(3,000,559)
Class B shares	(8,849,926)	(351,900)
Class C shares	(3,240,011)	(112,649)
Class R shares	(870,947)	(29,847)
Class T shares	(495,795)	(15,252)
Institutional shares	(6,663,598)	(216,644)
Total Dividends	(111,937,906)	(11,715,680)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	33,450,766	41,179,970
Class B shares	1,510,935	2,182,340
Class C shares	2,094,368	2,154,740
Class R shares	1,340,569	6,465,122
Class T shares	701,874	330,242
Institutional shares	867,944	430,423

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2006	2005

Beneficial Interest Transactions ($) (continued):
Dividends reinvested:
Class A shares	79,114,953	8,340,534
Class B shares	8,203,108	542,997
Class C shares	2,610,615	146,513
Class R shares	944,387	479,481
Class T shares	504,754	39,548
Institutional shares	7,044,317	696,125
Cost of shares redeemed:
Class A shares	(133,374,410)	(147,388,521)
Class B shares	(20,355,944)	(18,785,780)
Class C shares	(4,756,622)	(4,377,438)
Class R shares	(1,104,642)	(54,381,780)
Class T shares	(686,496)	(577,204)
Institutional shares	(4,736,790)	(3,325,634)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(26,626,314)	(165,848,322)
Total Increase (Decrease) in Net Assets	(10,155,383)	(140,062,562)

Net Assets ($):
Beginning of Period	688,739,852	828,802,414
End of Period	678,584,469	688,739,852
Undistributed investment income—net	490,141	69,556

16

	Year Ended December 31,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	1,027,585	1,359,291
Shares issued for dividends reinvested	2,488,150	269,242
Shares redeemed	(4,092,976)	(4,810,155)
Net Increase (Decrease) in Shares Outstanding	(577,241)	(3,181,622)

Class B [a]
Shares sold	47,312	72,352
Shares issued for dividends reinvested	262,866	17,579
Shares redeemed	(636,104)	(628,712)
Net Increase (Decrease) in Shares Outstanding	(325,926)	(538,781)

Class C
Shares sold	65,670	71,987
Shares issued for dividends reinvested	83,675	4,750
Shares redeemed	(149,192)	(146,406)
Net Increase (Decrease) in Shares Outstanding	153	(69,669)

Class R
Shares sold	40,533	211,002
Shares issued for dividends reinvested	29,734	15,771
Shares redeemed	(33,401)	(1,741,923)
Net Increase (Decrease) in Shares Outstanding	36,866	(1,515,150)

Class T
Shares sold	21,515	10,988
Shares issued for dividends reinvested	15,865	1,273
Shares redeemed	(20,571)	(18,835)
Net Increase (Decrease) in Shares Outstanding	16,809	(6,574)

Institutional Shares
Shares sold	27,122	14,298
Shares issued for dividends reinvested	221,572	22,474
Shares redeemed	(143,421)	(109,530)
Net Increase (Decrease) in Shares Outstanding	105,273	(72,758)

[a] During the period ended December 31, 2006, 192,361 Class B shares representing $6,138,847 were automatically converted to 189,051 Class A shares and during the period ended December 31, 2005, 152,245
Class B shares representing $4,558,620 were automatically converted to 149,654 Class A shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

Class A Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	31.38	30.34	27.44	21.57	28.62
Investment Operations:
Investment income—net [a]	.38	.30	.24	.17	.10
Net realized and unrealized
gain (loss) on investments	5.94	1.26	2.88	5.86	(7.06)
Total from Investment Operations	6.32	1.56	3.12	6.03	(6.96)
Distributions:
Dividends from investment income—net	(.37)	(.35)	(.22)	(.16)	(.09)
Dividends from net realized
gain on investments	(5.33)	(.17)	—	—	—
Total Distributions	(5.70)	(.52)	(.22)	(.16)	(.09)
Net asset value, end of period	32.00	31.38	30.34	27.44	21.57

Total Return (%) [b]	21.00	5.18	11.41	28.09	(24.36)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.15	1.15	1.15	1.15	1.15
Ratio of net investment income
to average net assets	1.17	.99	.86	.71	.41
Portfolio Turnover Rate	44.73	55.95	74.98	54.58	67.21

Net Assets, end of period ($ X 1,000)	548,601	556,017	634,007	607,633	504,371

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended December 31,

Class B Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	30.87	29.83	27.02	21.27	28.33
Investment Operations:
Investment income (loss)—net [a]	.13	.07	.02	(.01)	(.08)
Net realized and unrealized
gain (loss) on investments	5.85	1.26	2.85	5.77	(6.98)
Total from Investment Operations	5.98	1.33	2.87	5.76	(7.06)
Distributions:
Dividends from investment income—net	(.12)	(.12)	(.06)	(.01)	—
Dividends from net realized
gain on investments	(5.33)	(.17)	—	—	—
Total Distributions	(5.45)	(.29)	(.06)	(.01)	—
Net asset value, end of period	31.40	30.87	29.83	27.02	21.27

Total Return (%) [b]	20.12	4.47	10.62	27.12	(24.92)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.90	1.90	1.90	1.90	1.90
Ratio of net investment income
(loss)to average net assets	.42	.24	.10	(.04)	(.33)
Portfolio Turnover Rate	44.73	55.95	74.98	54.58	67.21

Net Assets, end of period ($ X 1,000)	55,112	64,239	78,154	78,780	62,820
[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended December 31,

Class C Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	30.85	29.83	27.02	21.27	28.34
Investment Operations:
Investment income (loss)—net [a]	.14	.07	.02	(.01)	(.08)
Net realized and unrealized
gain (loss) on investments	5.84	1.24	2.85	5.77	(6.99)
Total from Investment Operations	5.98	1.31	2.87	5.76	(7.07)
Distributions:
Dividends from investment income—net	(.12)	(.12)	(.06)	(.01)	—
Dividends from net realized
gain on investments	(5.33)	(.17)	—	—	—
Total Distributions	(5.45)	(.29)	(.06)	(.01)	—
Net asset value, end of period	31.38	30.85	29.83	27.02	21.27

Total Return (%) [b]	20.07	4.43	10.62	27.12	(24.95)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.90	1.90	1.90	1.90	1.90
Ratio of net investment income
(loss) to average net assets	.42	.24	.10	(.04)	(.32)
Portfolio Turnover Rate	44.73	55.95	74.98	54.58	67.21

Net Assets, end of period ($ X 1,000)	20,919	20,564	21,958	22,480	20,819

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

20

		Year Ended December 31,

Class R Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	31.36	30.33	27.43	21.56	28.62
Investment Operations:
Investment income—net [a]	.46	.38	.31	.22	.17
Net realized and unrealized
gain (loss) on investments	5.95	1.25	2.88	5.87	(7.08)
Total from Investment Operations	6.41	1.63	3.19	6.09	(6.91)
Distributions:
Dividends from investment income—net	(.46)	(.43)	(.29)	(.22)	(.15)
Dividends from net realized
gain on investments	(5.33)	(.17)	—	—	—
Total Distributions	(5.79)	(.60)	(.29)	(.22)	(.15)
Net asset value, end of period	31.98	31.36	30.33	27.43	21.56

Total Return (%)	21.26	5.45	11.69	28.43	(24.18)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90	.90	.90	.90	.90
Ratio of net investment income
to average net assets	1.42	1.25	1.09	.95	.67
Portfolio Turnover Rate	44.73	55.95	74.98	54.58	67.21

Net Assets, end of period ($ X 1,000)	6,012	4,740	50,536	52,723	40,320

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class T Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	31.37	30.33	27.43	21.57	28.63
Investment Operations:
Investment income—net [a]	.30	.23	.18	.11	.05
Net realized and unrealized
gain (loss) on investments	5.94	1.26	2.87	5.85	(7.07)
Total from Investment Operations	6.24	1.49	3.05	5.96	(7.02)
Distributions:
Dividends from investment income—net	(.29)	(.28)	(.15)	(.10)	(.04)
Dividends from net realized
gain on investments	(5.33)	(.17)	—	—	—
Total Distributions	(5.62)	(.45)	(.15)	(.10)	(.04)
Net asset value, end of period	31.99	31.37	30.33	27.43	21.57

Total Return (%) [b]	20.67	4.95	11.14	27.72	(24.53)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.40	1.40	1.40	1.40	1.40
Ratio of net investment income
to average net assets	.93	.74	.65	.45	.21
Portfolio Turnover Rate	44.73	55.95	74.98	54.58	67.21

Net Assets, end of period ($ X 1,000)	3,434	2,840	2,945	2,264	1,567

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

22

		Year Ended December 31,

Institutional Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	31.36	30.32	27.42	21.55	28.60
Investment Operations:
Investment income—net [a]	.42	.33	.27	.19	.13
Net realized and unrealized
gain (loss) on investments	5.94	1.26	2.88	5.87	(7.07)
Total from Investment Operations	6.36	1.59	3.15	6.06	(6.94)
Distributions:
Dividends from investment income—net	(.41)	(.38)	(.25)	(.19)	(.11)
Dividends from net realized
gain on investments	(5.33)	(.17)	—	—	—
Total Distributions	(5.74)	(.55)	(.25)	(.19)	(.11)
Net asset value, end of period	31.98	31.36	30.32	27.42	21.55

Total Return (%)	21.11	5.33	11.53	28.25	(24.28)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	1.05	1.05	1.05	1.05
Ratio of net investment income
to average net assets	1.28	1.09	.96	.81	.51
Portfolio Turnover Rate	44.73	55.95	74.98	54.58	67.21

Net Assets, end of period ($ X 1,000)	44,506	40,341	41,202	41,848	37,174

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Core Value Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering six series, including the fund, as of the date of this report. The fund’s investment objective is to seek long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment manager. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class R, Class T and Institutional shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are subject to a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments

24

and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R and Institutional shares are offered without a front-end sales charge or CDSC. Institutional shares are offered only to those customers of certain financial planners and investment advisers who held shares of a predecessor class of the fund as of April 4, 1994, and bear a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC
  (“Founders”) managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.
  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relat- ing to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective March 1, 2006, Class A and Class T shares of the fund may be purchased at NAV without payment of a sales charge:

  For Dreyfus-sponsored IRA “Rollover Accounts” with the distribu- tion proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon estab- lishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System, for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Registered open-ended investment companies that are not traded on an exchange are valued at their NAV. When market quotations or official closing prices are not readily available, or are determined not to reflect accu-

26

rately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared

28

and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,577,146, undistributed capital gains $6,848,897 and unrealized appreciation $126,542,740.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2006 and December 31, 2005 were as follows: ordinary income $20,615,240 and $7,988,829 and long-term capital gains $91,322,666 and $3,726,851, respectively.

During the period ended December 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $26,323 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (“the Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2006, was $152,600 with a related weighted average annualized interest rate of 5.55% .

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of

30

the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Tax-Free Municipal Funds and the Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

During the period ended December 31, 2006, the Distributor retained $20,016 and $598 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $139,670 and $4,023 from CDSC on redemptions on the fund’s Class B and Class C shares, respectively.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares and Institutional shares may pay annually up to .25% and ..15%, respectively, of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares and Institutional shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, and .25% of the value of average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. During the period ended December 31, 2006, Class A, Class B, Class C, Class T and Institutional shares were charged $1,375,700, $435,235, $152,038, $7,563 and $63,138 respectively, pursuant to their respective Plans. During the period ended December 31, 2006, Class B, Class C and Class T shares were charged $145,078, $50,679 and $7,563, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

32

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $537,658, Rule 12b-1 distribution plan fees $177,616 and shareholder services plan fees $17,470.

(c) The Trust and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2006, amounted to $302,908,351 and $431,854,661, respectively.

At December 31, 2006, the cost of investments for federal income tax purposes was $556,823,031; accordingly, accumulated net unrealized depreciation on investments was $126,542,740 consisting of $131,102,585 gross unrealized appreciation and $4,559,845 gross unrealized depreciation.

The Fund 33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Core Value Fund (the “Fund”) of The Dreyfus/Laurel Funds Trust, including the statement of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Core Value Fund of The Dreyfus/Laurel Funds Trust as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2007

34

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $1.3460 per share as a long-term capital gain paid on March 31, 2006, and also designates $3.2750 per share as a long-term capital gain distribution and $.7100 per share as a short-term capital gain distribution paid on December 21, 2006.The fund also hereby designates 62.12% of the ordinary dividends paid during the fiscal year ended December 31, 2006 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2006, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $15,390,132 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 190

———————

James M. Fitzgibbons (72)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Chairman of the Board, Davidson Cotton Company (1998-2002)
Other Board Memberships and Affiliations:
• Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 27

———————

J. Tomlinson Fort (78)
Board Member (1987)

Principal Occupation During Past 5 Years:
• Retired; Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:

  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 27

———————

Kenneth A. Himmel (60)
Board Member (1994)

Principal Occupation During Past 5 Years:

  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 27

36

Stephen J. Lockwood (59)
Board Member (1994)

Principal Occupation During Past 5 Years:

  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 27

———————

Roslyn M. Watson (57)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:

  American Express Centurion Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27

———————

Benaree Pratt Wiley (60)
Board Member (1998)

Principal Occupation During Past 5 Years:

  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representa- tion of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Other Board Memberships and Affiliations:

  Boston College,Trustee
  Blue Cross Blue Shield of Massachusetts, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Advisory Board
  The Boston Foundation, Director
  Harvard Business School Alumni Board, Director

No. of Portfolios for which Board Member Serves: 27

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

38

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 39

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Core Value Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
28	Financial Highlights
32	Notes to Financial Statements
45	Report of Independent Registered
Public Accounting Firm
46	Important Tax Information
47	Board Members Information
49	Officers of the Fund

FOR MORE INFORMATION

Back Cover

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Limited Term High Yield Fund, covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a year of low volatility in the U.S. bond market.Yields of 10-year Treasury securities remained within a relatively narrow range of just 75 basis points, making 2006 the third least volatile bond market since 1970.Yet, a number of developments during the year might have suggested otherwise, including mounting economic uncertainty, volatile energy prices, softening real estate markets, a change in U.S. monetary policy and ongoing geopolitical turmoil.

Why did fixed-income investors appear to shrug off some of the year’s more negative influences? In our analysis, investors disregarded near-term concerns in favor of a longer view, looking to broader trends that showed moderately slower economic growth, subdued inflation, stabilizing short-term interest rates, a flat “yield curve” and persistently strong credit fundamentals. Indeed, 2006 confirmed that reacting to near-term influences with extreme shifts in investment strategy rarely is the right decision.We believe that a better course is to set a portfolio mix to meet long-term goals, while attempting to ignore short term market fluctuations.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation January 16, 2007

2

DISCUSSION OF FUND PERFORMANCE

David Bowser, Portfolio Manager

Note to Shareholders: On October 27, 2006, David Bowser replaced Jon Uhrig as the fund’s primary portfolio manager. Mr. Bowser has been a portfolio manager of the fund since July 2006.

How did Dreyfus Premier Limited Term High Yield Fund perform during the period?

For the 12-month period ended December 31, 2006, the fund achieved total returns of 8.66% for its Class A shares, 8.12% for Class B shares, 7.85% for Class C shares and 8.92% for Class R shares.The fund generated aggregate income dividends of $0.54 for Class A shares, $0.51 for Class B shares, $0.49 for Class C shares and $0.56 for Class R shares.1 In comparison, the Merrill Lynch U.S. High Yield Master II Constrained Index (the “Merrill Lynch Constrained Index”) achieved a total return of 10.73% for the same period.2

High yield bonds produced attractive returns in 2006 due to sound credit fundamentals and generally positive supply-and-demand factors. The fund produced lower returns than its benchmark, primarily due to our emphasis on securities toward the higher end of the high yield market’s credit-rating spectrum, which generally underperformed more speculative investments.

What is the fund’s investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income.The average effective maturity of the fund is limited to a maximum of 5.5 years.

At least 80% of the fund’s assets are invested in fixed-income securities that are rated below investment grade (“high yield” or “junk” bonds) or are the unrated equivalent as determined by Dreyfus. Individual issues are selected based on careful credit analysis.We thoroughly analyze the business, management and financial strength of each of the companies whose bonds we buy, then project each issuer’s ability to repay its debt.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

The high yield market remained persistently strong in 2006, supported by domestic and international investors who maintained a relatively high tolerance for risk in their search for high levels of current income. Robust demand was met during much of the year with a relatively light supply of newly issued securities, as a number of issuers turned instead to bank loans for financing. Several large leveraged buy-out transactions created a brief surge in supply at the end of the year, enabling 2006 to set a new record for high yield bond issuance. However, even the spike in new supply near year-end was easily absorbed by the market.

In addition, the high yield market benefited from robust credit fundamentals, with defaults continuing to hover near historical lows. Although investors’ heightened inflation and interest-rate concerns sparked a temporary correction in the spring, the market bounced back when it became apparent that cooling housing markets, falling energy prices and less robust employment gains were likely to produce a gradual economic slowdown, potentially keeping inflation in check.The Federal Reserve Board lent credence to this view when it refrained from raising short-term interest rates over the second half of the year, its first pauses after more than two years of rate hikes that sent the overnight federal funds rate to 5.25% .

However, yield differences along the credit-rating spectrum began 2006 at below-average levels and continued to narrow as the market rallied, suggesting to us that a relatively defensive investment posture might be prudent in a slowing economic environment. Accordingly, we focused on securities in the market’s upper and middle rating tiers, including bonds issued by regulated industries, such as utilities, banks and real estate investment trusts.This stance limited the fund’s participation in the rally among lower-tier credits, accounting for its lagging performance relative to its benchmark.

We also maintained an underweight position in the financially troubled automotive sector, which proved to be among the market’s top performing areas in 2006.We also held comparatively few bonds from cable and

4

media companies, some of which were distressed. Nonetheless, cable and media bonds generally performed well.

The fund achieved better results in other areas. In the wireline telecommunications industry, a number of the fund’s holdings received credit-rating upgrades during the fourth quarter as the industry consolidated. Bonds from U.S. tobacco companies also fared well in an improving legal environment.

What is the fund’s current strategy?

While we have seen little evidence of an end to the positive supply-and-demand factors that have supported high yield bond prices, we remain cautious regarding the possibility that unexpected developments could trigger a sharp sell-off, especially in the wake of the market’s sustained rally in 2006. Indeed, new issues recently coming to market have tended to fall toward the lower end of the credit range, which may be a sign of frothiness in the market.Therefore, we have continued to focus primarily on bonds from higher-quality issuers that, in our analysis, demonstrate relatively strong credit characteristics. At the same time, we have added opportunistically to some previously underexposed areas — including the wireless telecommunications, gaming and theater industries — in an attempt to boost the fund’s yield without substantially reducing its credit profile.

January 16, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: BLOOMBERG — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch U.S. High Yield Master II Constrained Index is an
unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%.

The Fund 5

† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class R shares of Dreyfus Premier Limited Term High Yield Fund on 6/2/97 (inception date) to a $10,000 investment made in the
Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”) on that date. For comparative purposes, the value of the Index on 5/31/97 is used as the beginning value on 6/2/97. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged performance benchmark composed of
U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/06

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (4.5%)	6/2/97	3.78%	5.97%	3.19%
without sales charge	6/2/97	8.66%	6.94%	3.69%
Class B shares
with applicable redemption charge †	6/2/97	4.12%	6.16%	3.36%
without redemption	6/2/97	8.12%	6.45%	3.36%
Class C shares
with applicable redemption charge ††	6/2/97	6.85%	6.16%	2.93%
without redemption	6/2/97	7.85%	6.16%	2.93%
Class R shares	6/2/97	8.92%	7.20%	3.94%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to Class A shares.

The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Limited Term High Yield Fund from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 4.94	$ 7.54	$ 8.83	$ 3.64
Ending value (after expenses)	$1,064.00	$1,062.80	$1,060.00	$1,065.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2006

	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 4.84	$ 7.37	$ 8.64	$ 3.57
Ending value (after expenses)	$1,020.42	$1,017.90	$1,016.64	$1,021.68

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.45% for Class B, 1.70% for Class C and .70% Class R; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2006

	Coupon	Maturity	Principal
Bonds and Notes—95.3%	Rate (%)	Date	Amount ($)	Value ($)

Advertising—1.2%
Lamar Media,
Gtd. Notes	6.63	8/15/15	475,000	473,219
R.H. Donnelley Finance I,
Gtd. Notes	10.88	12/15/12	3,402,000 [a]	3,725,190
				4,198,409
Aerospace & Defense—1.3%
Alliant Techsystems,
Gtd. Notes	6.75	4/1/16	500,000	501,250
Argo-Tech,
Sr. Notes	9.25	6/1/11	1,470,000	1,594,950
DRS Technologies,
Sr. Sub. Notes	6.88	11/1/13	524,000	530,550
L-3 Communications,
Bonds	3.00	8/1/35	550,000 [a]	580,250
L-3 Communications,
Sr. Sub. Notes, Ser. B	6.38	10/15/15	1,410,000	1,402,950
				4,609,950
Agricultural—.2%
Alliance One International,
Gtd. Notes	11.00	5/15/12	800,000	856,000
Airlines—.3%
United AirLines,
Pass-Through Ctfs., Ser. 00-2	7.81	4/1/11	981,877	1,085,588
Automobile Manufacturers—.5%
Ford Motor,
Bonds	6.50	8/1/18	1,355,000 [b]	1,029,800
Ford Motor,
Notes	7.45	7/16/31	1,120,000 [b]	884,800
				1,914,600
Automotive, Trucks & Parts—1.7%
Cooper-Standard Automotive,
Gtd. Notes	8.38	12/15/14	525,000 [b]	416,062
Goodyear Tire & Rubber,
Sr. Notes	8.63	12/1/11	500,000 [a]	518,750
Goodyear Tire & Rubber,
Sr. Notes	9.00	7/1/15	1,715,000	1,805,037
Goodyear Tire & Rubber,
Sr. Notes	9.14	12/1/09	500,000 [a,c]	504,375

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Automotive, Trucks &
Parts (continued)
Tenneco,
Scd. Notes, Ser. B	10.25	7/15/13	1,200,000	1,320,000
United Components,
Sr. Sub. Notes	9.38	6/15/13	1,288,000	1,339,520
				5,903,744
Banks—.9%
Chevy Chase Bank, F.S.B.,
Sub. Notes	6.88	12/1/13	2,970,000	2,984,850
Shinsei Finance Cayman,
Bonds	6.42	1/29/49	300,000 [a,c]	300,177
				3,285,027
Building & Construction—1.1%
Beazer Homes USA,
Gtd. Notes	6.88	7/15/15	550,000	541,750
Goodman Global Holdings,
Sr. Sub. Notes	7.88	12/15/12	524,000	517,450
Goodman Global Holdings,
Sr. Notes, Ser. B	8.36	6/15/12	1,159,000 [b,c]	1,179,283
Nortek,
Sr. Sub. Notes	8.50	9/1/14	1,573,000 [b]	1,549,405
Texas Industries,
Sr. Unscd. Notes	7.25	7/15/13	210,000	214,200
				4,002,088
Chemicals—4.4%
Airgas,
Sr. Sub. Notes	6.25	7/15/14	1,100,000	1,067,000
CPG International I,
Sr. Unscd. Notes	10.50	7/1/13	975,000	998,156
Huntsman International,
Gtd. Notes	9.88	3/1/09	323,000	334,305
Huntsman,
Gtd. Notes	11.63	10/15/10	362,000	397,295
Ineos Group Holdings,
Sr. Sub. Notes	8.50	2/15/16	2,550,000 [a,b]	2,448,000
Lyondell Chemical,
Gtd. Notes	8.00	9/15/14	1,250,000	1,303,125
Nalco,
Sr. Sub. Notes	8.88	11/15/13	4,153,000 [b]	4,417,754

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Chemicals (continued)
Rhodia,
Sr. Notes	10.25	6/1/10	2,330,000	2,667,850
Rockwood Specialties Group,
Sr. Sub. Notes	10.63	5/15/11	1,098,000	1,174,860
Westlake Chemical,
Gtd. Notes	6.63	1/15/16	615,000	598,088
				15,406,433
Commercial & Professional
Services—1.9%
Brickman Group,
Gtd. Notes, Ser. B	11.75	12/15/09	1,037,000	1,106,997
Corrections Corp. of America,
Gtd. Notes	6.25	3/15/13	1,710,000	1,703,587
Education Management,
Sr. Notes	8.75	6/1/14	625,000 [a]	650,000
Education Management,
Sr. Sub. Notes	10.25	6/1/16	1,310,000 [a,b]	1,391,875
Hertz,
Sr. Notes	8.88	1/1/14	950,000 [a]	999,875
Hertz,
Sr. Sub. Notes	10.50	1/1/16	430,000 [a]	475,150
Williams Scotsman,
Gtd. Notes	8.50	10/1/15	500,000	524,375
				6,851,859
Commercial Mortgage
Pass-Through Ctfs.—.3%
Global Signal Trust,
Ser. 2006-1, Cl. F	7.04	2/15/36	1,080,000 [a]	1,099,412
Consumer Products—.8%
Playtex Products,
Gtd. Notes	9.38	6/1/11	2,546,000	2,666,935
Diversified Financial Services—7.9%
BCP Crystal U.S. Holdings,
Sr. Sub. Notes	9.63	6/15/14	2,438,000	2,706,180
C & M Finance,
Gtd. Notes	8.10	2/1/16	325,000 [a]	334,579
CCM Merger,
Notes	8.00	8/1/13	630,000 [a]	618,975

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
Consolidated Communications
Illinois/Texas Holdings, Sr. Notes		9.75	4/1/12	761,000	818,075
E*TRADE FINANCIAL,
Sr. Notes		8.00	6/15/11	320,000	336,000
FCE Bank,
Notes	EUR	4.72	9/30/09	2,825,000 [c,d]	3,648,000
FINOVA Group,
Notes		7.50	11/15/09	1,603,000	472,885
Ford Motor Credit,
Notes		5.63	10/1/08	945,000 [b]	928,365
Ford Motor Credit,
Sr. Unscd. Notes		8.00	12/15/16	650,000	643,382
Ford Motor Credit,
Sr. Unscd. Notes		8.63	11/1/10	1,135,000	1,169,261
Ford Motor Credit,
Sr. Unscd. Notes		9.75	9/15/10	368,000 [a]	391,785
General Motors Acceptance
International Finance,
Gtd. Notes	EUR	4.38	10/31/07	1,800,000 [d]	2,369,195
GMAC,
Sr. Unsub. Notes	EUR	5.38	6/6/11	1,000,000 [d]	1,333,924
GMAC,
Notes		6.13	1/22/08	1,375,000 [b]	1,372,331
GMAC,
Notes		7.75	1/19/10	3,665,000	3,838,615
Idearc,
Sr. Notes		8.00	11/15/16	2,545,000 [a]	2,595,900
K & F Acquisition,
Gtd. Notes		7.75	11/15/14	645,000	667,575
Kansas City Southern Railway,
Gtd. Notes		7.50	6/15/09	600,000	608,250
Nell,
Gtd. Notes		8.38	8/15/15	1,250,000 [a,b]	1,290,625
Stena,
Sr. Notes		7.50	11/1/13	1,001,000	993,492
UCI Holdco,
Sr. Notes		12.37	12/15/13	800,000 [a,c]	782,000
					27,919,394

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Metals & Mining—2.1%
Consol Energy,
Gtd. Notes	7.88	3/1/12	3,553,000	3,766,180
CSN Islands IX,
Gtd. Notes	10.50	1/15/15	1,577,000 [a]	1,845,090
Freeport-McMoRan Copper & Gold,
Sr. Notes	6.88	2/1/14	500,000 [b]	512,500
Gibraltar Industries,
Gtd. Notes, Ser. B	8.00	12/1/15	670,000	664,138
Southern Copper,
Sr. Notes	6.38	7/27/15	600,000	613,527
				7,401,435
Electric Utilities—7.7%
AES,
Sr. Notes	8.88	2/15/11	1,000,000	1,077,500
AES,
Sr. Notes	9.38	9/15/10	1,000,000	1,091,250
Allegheny Energy Supply,
Sr. Unscd. Bonds	8.25	4/15/12	5,190,000 [a]	5,721,975
Edison Mission Energy,
Sr. Unscd. Notes	7.50	6/15/13	1,185,000 [b]	1,244,250
FPL Energy National Wind,
Scd. Bonds	6.13	3/25/19	2,220,403 [a]	2,154,939
Mirant Americas Generation,
Sr. Notes	8.30	5/1/11	1,625,000	1,673,750
Mirant North America,
Gtd. Notes	7.38	12/31/13	3,915,000	3,993,300
Nevada Power,
Mortgage Notes, Ser. A	8.25	6/1/11	1,321,000	1,449,648
NRG Energy,
Gtd. Notes	7.25	2/1/14	1,050,000	1,060,500
NRG Energy,
Gtd. Notes	7.38	1/15/17	565,000	567,825
Reliant Energy,
Scd. Notes	9.25	7/15/10	2,548,000 [b]	2,688,140
Reliant Energy,
Scd. Notes	9.50	7/15/13	1,800,000	1,939,500
Sierra Pacific Resources,
Sr. Notes	8.63	3/15/14	1,910,000 [b]	2,060,239

The Fund 13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities (continued)
TECO Energy,
Sr. Notes		6.75	5/1/15	400,000	420,000
					27,142,816
Environmental Control—.7%
Allied Waste North America,
Gtd. Notes, Ser. B		9.25	9/1/12	703,000	750,452
Geo Sub,
Sr. Notes		11.00	5/15/12	1,090,000	1,057,300
WCA Waste,
Gtd. Notes		9.25	6/15/14	525,000	551,250
					2,359,002
Food & Beverages—2.5%
Dean Foods,
Gtd. Notes		7.00	6/1/16	750,000	761,250
Del Monte,
Sr. Sub. Notes		8.63	12/15/12	1,031,000	1,092,860
Dole Food,
Sr. Notes		8.63	5/1/09	768,000	767,040
Dole Food,
Debs.		8.75	7/15/13	780,000 [b]	760,500
Dole Food,
Sr. Notes		8.88	3/15/11	555,000 [b]	549,450
Ingles Markets,
Gtd. Notes		8.88	12/1/11	400,000	419,000
Smithfield Foods,
Sr. Notes		7.00	8/1/11	700,000	710,500
Stater Brothers Holdings,
Sr. Notes		8.13	6/15/12	2,970,000	3,029,400
Stater Brothers Holdings,
Sr. Notes		8.86	6/15/10	650,000 [c]	661,375
					8,751,375
Health Care—4.3%
Angiotech Pharmaceuticals,
Sr. Sub. Notes		7.75	4/1/14	275,000 [a]	240,625
DaVita,
Gtd. Notes		7.25	3/15/15	1,150,000	1,178,750
Fresenius Finance,
Gtd. Notes	EUR	5.00	1/31/13	150,000 [a,d]	202,033

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Health Care (continued)
HCA,
Sr. Unscd. Notes	6.95	5/1/12	1,700,000 [b]	1,615,000
HCA,
Sr. Unscd. Notes	8.75	9/1/10	1,860,000	1,943,700
HCA,
Scd. Notes	9.13	11/15/14	350,000 [a]	374,937
HCA,
Scd. Notes	9.25	11/15/16	1,300,000 [a]	1,395,875
Psychiatric Solutions,
Gtd. Notes	7.75	7/15/15	500,000	501,250
Tenet Healthcare,
Sr. Notes	9.88	7/1/14	4,317,000	4,414,133
Triad Hospitals,
Sr. Sub. Notes	7.00	11/15/13	3,340,000	3,377,575
				15,243,878
Lodging & Entertainment—9.3%
AMC Entertainment,
Sr. Sub. Notes	9.88	2/1/12	680,000 [b]	717,400
Cinemark USA,
Sr. Sub. Notes	9.00	2/1/13	90,000 [b]	95,850
Cinemark,
Sr. Discount Notes	9.75	3/15/14	3,250,000 [e]	2,807,188
Gaylord Entertainment,
Gtd. Notes	6.75	11/15/14	975,000	972,562
Isle of Capri Casinos,
Gtd. Notes	9.00	3/15/12	1,050,000 [b]	1,102,500
Leslie’s Poolmart,
Sr. Notes	7.75	2/1/13	850,000	850,000
Mandalay Resort Group,
Sr. Notes	6.50	7/31/09	1,651,000	1,677,829
Marquee Holdings,
Sr. Discount Notes	12.00	8/15/14	610,000 [e]	514,688
MGM Mirage,
Gtd. Notes	8.50	9/15/10	1,988,000	2,137,100
Mohegan Tribal Gaming Authority,
Sr. Notes	6.13	2/15/13	2,800,000 [b]	2,793,000
Mohegan Tribal Gaming Authority,
Sr. Sub. Notes	6.38	7/15/09	2,048,000 [b]	2,058,240

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Lodging & Entertainment (continued)
Park Place Entertainment,
Sr. Sub. Notes	7.88	3/15/10	1,266,000	1,326,135
Penn National Gaming,
Sr. Sub. Notes	6.75	3/1/15	640,000	630,400
Pokagon Gaming Authority,
Sr. Notes	10.38	6/15/14	2,825,000 [a]	3,107,500
Resorts International Hotel &
Casino, First Mortgage Notes	11.50	3/15/09	490,000	507,763
Scientific Games,
Gtd. Notes	6.25	12/15/12	1,940,000	1,906,050
Seneca Gaming,
Sr. Unscd. Notes, Ser. B	7.25	5/1/12	450,000	460,125
Speedway Motorsports,
Sr. Sub. Notes	6.75	6/1/13	1,875,000	1,884,375
Station Casinos,
Sr. Sub. Notes	6.50	2/1/14	500,000 [b]	446,875
Vail Resorts,
Sr. Sub. Notes	6.75	2/15/14	1,500,000	1,507,500
Wimar OpCo/Finance,
Sr. Notes	9.63	12/15/14	3,800,000 [a]	3,781,000
Wynn Las Vegas/Capital,
First Mortgage Notes	6.63	12/1/14	1,559,000 [b]	1,557,051
				32,841,131
Machinery—2.9%
Case New Holland,
Gtd. Notes	9.25	8/1/11	2,976,000	3,165,720
Columbus McKinnon,
Sr. Sub. Notes	8.88	11/1/13	605,000	641,300
Douglas Dynamics,
Gtd. Notes	7.75	1/15/12	3,715,000 [a]	3,510,675
Terex,
Gtd. Notes	7.38	1/15/14	2,725,000	2,779,500
				10,097,195
Manufacturing—1.3%
Bombardier,
Notes	6.30	5/1/14	1,000,000 [a]	945,000
J.B. Poindexter & Co.,
Gtd. Notes	8.75	3/15/14	1,025,000	876,375
Polypore International,
Sr. Discount Notes	10.50	10/1/12	2,435,000 [b,e]	1,948,000

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Manufacturing (continued)
RBS Global/Rexnord,
Sr. Sub. Notes	11.75	8/1/16	825,000 [a,b]	866,250
				4,635,625
Media—6.4%
Adelphia Communications,
Sr. Notes, Ser. B	7.75	1/15/09	1,921,000 [f]	1,772,122
CCO Holdings/Capital,
Sr. Notes	8.75	11/15/13	2,345,000	2,447,594
CSC Holdings,
Sr. Notes, Ser. B	7.63	4/1/11	2,000,000	2,047,500
CSC Holdings,
Sr. Notes, Ser. B	8.13	7/15/09	750,000 [b]	780,937
Dex Media East/Finance,
Gtd. Notes	9.88	11/15/09	2,908,000	3,053,400
Dex Media East/Finance,
Gtd. Notes	12.13	11/15/12	2,323,000 [b]	2,564,011
Dex Media West/Finance,
Sr. Sub. Notes, Ser. B	9.88	8/15/13	2,879,000	3,152,505
Entercom Radio/Capital,
Gtd. Notes	7.63	3/1/14	460,000	462,300
Kabel Deutschland,
Gtd. Notes	10.63	7/1/14	1,570,000	1,748,587
LBI Media,
Gtd. Notes	10.13	7/15/12	1,500,000	1,599,375
LBI Media,
Sr. Discount Notes	11.00	10/15/13	1,492,000 [e]	1,292,445
Lodgenet Entertainment,
Sr. Sub. Debs.	9.50	6/15/13	548,000	593,210
Nexstar Finance Holdings,
Sr. Discount Notes	11.38	4/1/13	956,000 [e]	861,595
Pegasus Communications,
Sr. Notes, Ser. B	12.50	8/1/07	1,834,923 [f]	167,437
Radio One,
Gtd. Notes, Ser. B	8.88	7/1/11	250,000 [b]	259,375
				22,802,393
Oil & Gas—9.0%
ANR Pipeline,
Notes	8.88	3/15/10	2,540,000	2,677,389
Chesapeake Energy,
Gtd. Notes	7.63	7/15/13	325,000	344,094

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas (continued)
Colorado Interstate Gas,
Sr. Notes	5.95	3/15/15	540,000	535,499
Dynegy Holdings,
Sr. Unscd. Notes	8.38	5/1/16	2,535,000	2,674,425
El Paso Production Holding,
Gtd. Notes	7.75	6/1/13	2,040,000	2,144,550
El Paso,
Sr. Notes	7.75	6/15/10	2,731,000	2,901,688
Hanover Compressor,
Gtd. Notes	8.63	12/15/10	1,000,000	1,050,000
Hanover Compressor,
Sr. Notes	9.00	6/1/14	1,632,000	1,770,720
Hanover Equipment Trust,
Scd. Notes, Ser. A	8.50	9/1/08	2,745,000 [b]	2,793,038
Hanover Equipment Trust,
Scd. Notes, Ser. B	8.75	9/1/11	15,000	15,713
McMoRan Exploration,
Sr. Notes	5.25	10/6/11	1,036,000 [a]	1,127,945
Northwest Pipeline,
Gtd. Notes	8.13	3/1/10	2,575,000	2,694,094
Pogo Producing,
Sr. Sub. Notes	6.63	3/15/15	2,150,000	2,058,625
Southern Natural Gas,
Unsub. Notes	8.88	3/15/10	2,057,000	2,168,263
Whiting Petroleum,
Sr. Sub. Notes	7.25	5/1/13	2,000,000	2,015,000
Williams Cos.,
Notes	7.13	9/1/11	250,000	261,250
Williams Cos.,
Notes	7.37	10/1/10	2,375,000 [a,b,c]	2,434,375
Williams Cos.,
Sr. Notes	7.63	7/15/19	975,000 [b]	1,048,125
Williams Cos.,
Notes	7.88	9/1/21	1,170,000 [b]	1,260,675
				31,975,468
Packaging & Containers—6.2%
Berry Plastics Holding,
Scd. Notes	8.88	9/15/14	565,000 [a]	576,300
Berry Plastics Holding,
Scd. Notes	9.24	9/15/14	180,000 [a,c]	183,150

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Packaging & Containers (continued)
Crown Americas/Capital,
Gtd. Notes	7.63	11/15/13	3,715,000	3,845,025
Crown Americas/Capital,
Sr. Notes	7.75	11/15/15	3,835,000	3,997,987
Norampac,
Sr. Notes	6.75	6/1/13	975,000 [b]	953,062
Owens Brockway Glass Container,
Gtd. Notes	6.75	12/1/14	519,000	506,025
Owens Brockway Glass Container,
Gtd. Notes	7.75	5/15/11	1,025,000 [b]	1,058,313
Owens Brockway Glass Container,
Gtd. Notes	8.25	5/15/13	515,000	534,956
Owens Brockway Glass Container,
Scd. Notes	8.75	11/15/12	1,156,000	1,231,140
Owens Brockway Glass Container,
Gtd. Notes	8.88	2/15/09	822,000	844,605
Owens-Illinois,
Debs.	7.80	5/15/18	2,000,000 [b]	2,002,500
Plastipak Holdings,
Sr. Notes	8.50	12/15/15	2,200,000 [a]	2,299,000
Solo Cup,
Sr. Sub. Notes	8.50	2/15/14	1,525,000 [b]	1,326,750
Stone Container,
Sr. Notes	9.75	2/1/11	2,372,000	2,457,985
				21,816,798
Paper & Forest Products—2.0%
Appleton Papers,
Sr. Sub. Notes, Ser. B	9.75	6/15/14	1,104,000	1,142,640
Buckeye Technologies,
Sr. Notes	8.50	10/1/13	905,000	959,300
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	3,410,000 [a]	3,418,525
Georgia-Pacific,
Sr. Notes	8.00	1/15/24	725,000	739,500
Temple-Inland,
Bonds	6.63	1/15/18	865,000	898,720
				7,158,685
Property & Casualty Insurance—.5%
Allmerica Financial,
Debs.	7.63	10/15/25	1,500,000 [b]	1,615,014

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Real Estate Investment Trusts—1.4%
B.F. Saul REIT,
Scd. Notes	7.50	3/1/14	2,300,000	2,348,875
Host Marriott,
Sr. Notes, Ser. M	7.00	8/15/12	2,500,000	2,550,000
				4,898,875
Retail—1.3%
Amerigas Partners,
Sr. Unscd. Notes	7.25	5/20/15	1,245,000	1,266,787
Central European Distribution,
Scd. Bonds EUR	8.00	7/25/12	625,000 [a,d]	892,792
Neiman-Marcus Group
Gtd. Notes	9.00	10/15/15	365,000	400,131
Rite Aid,
Scd. Notes	8.13	5/1/10	1,180,000	1,210,975
VICORP Restaurants,
Sr. Notes	10.50	4/15/11	955,000	921,575
				4,692,260
State/Government
General Obligations—1.4%
Erie Tobacco Asset
Securitization/NY, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/28	700,000	704,543
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.31	6/1/34	1,475,000	1,533,159
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/23	2,910,000	2,884,916
				5,122,618
Technology—1.8%
Fisher Scientific International,
Sr. Sub. Notes	6.13	7/1/15	1,275,000	1,262,534
Freescale Semiconductor,
Sr. Notes	8.88	12/15/14	2,785,000 [a]	2,788,481
Freescale Semiconductor,
Sr. Sub. Notes	10.13	12/15/16	805,000 [a]	810,031
NXP/Funding,
Scd. Bonds	7.88	10/15/14	320,000 [a]	332,400
NXP/Funding,
Scd. Notes	8.12	10/15/13	325,000 [a,c]	331,500

20

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Technology (continued)
Sensata Technologies,
Sr. Sub. Notes	EUR	9.25	5/1/16	475,000 [a,c,d]	632,295
Sungard Data Systems,
Gtd. Notes		9.97	8/15/13	300,000 [c]	313,125
					6,470,366
Telecommunications—9.1%
American Tower,
Sr. Notes		7.13	10/15/12	1,561,000	1,611,733
Intelsat Bermuda,
Sr. Notes		11.25	6/15/16	2,200,000 [a]	2,425,500
Intelsat Subsidiary Holding,
Sr. Notes		8.25	1/15/13	1,610,000	1,642,200
Intelsat Subsidiary Holding,
Gtd. Notes		10.48	1/15/12	1,475,000 [c]	1,495,281
Level 3 Financing,
Sr. Notes		9.25	11/1/14	2,150,000 [a]	2,203,750
Nextel Communications,
Sr. Notes, Ser. D		7.38	8/1/15	2,000,000	2,052,822
Nordic Telephone Holdings,
Sr. Notes	EUR	8.25	5/1/16	1,175,000 [a,d]	1,713,336
Nortel Networks,
Gtd. Notes		10.75	7/15/16	275,000 [a]	302,156
PanAmSat,
Gtd. Notes		9.00	6/15/16	275,000 [a]	292,531
Pegasus Satellite Communications,
Sr. Notes		12.38	8/1/08	408,020 f	37,232
Qwest Communications
International, Gtd. Notes, Ser. B		7.50	2/15/14	2,935,000	3,037,725
Qwest,
Bank Note, Ser. B		6.95	6/30/10	375,000 [c]	382,969
Qwest,
Bank Note, Ser. B		6.95	6/30/10	676,000 [c]	690,365
Qwest,
Sr. Notes		7.88	9/1/11	440,000	470,800
Qwest,
Sr. Notes		8.61	6/15/13	710,000 [c]	772,125
Rural Cellular,
Sr. Notes		9.88	2/1/10	600,000 [b]	641,250
UbiquiTel Operating,
Gtd. Notes		9.88	3/1/11	1,560,000	1,692,600

The Fund 21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
US Unwired,
Gtd. Notes, Ser. B	10.00	6/15/12	2,149,000 [b]	2,374,645
Wind Acquisition Finance,
Gtd. Bonds	10.75	12/1/15	500,000 [a]	571,250
Windstream,
Sr. Notes	8.13	8/1/13	5,425,000 [a]	5,899,688
Windstream,
Sr. Notes	8.63	8/1/16	1,660,000 [a,b]	1,826,000
				32,135,958
Textiles & Apparel—1.2%
Invista,
Notes	9.25	5/1/12	3,710,000 [a]	3,997,525
Levi Strauss & Co.,
Sr. Notes	12.25	12/15/12	353,000	394,478
				4,392,003
Transportation—1.7%
CHC Helicopter,
Sr. Sub. Notes	7.38	5/1/14	1,405,000	1,361,094
Greenbrier Cos.,
Gtd. Notes	8.38	5/15/15	1,500,000	1,533,750
Gulfmark Offshore,
Gtd. Notes	7.75	7/15/14	2,113,000	2,165,825
Kansas City Southern of Mexico,
Sr. Notes	7.63	12/1/13	825,000 [a]	827,062
				5,887,731
Total Bonds and Notes
(cost $330,623,900)				337,240,065

Preferred Stocks—1.9%			Shares	Value ($)

Banks—1.0%
Sovereign Capital Trust IV,
Conv., Cum. $2.1875			71,900	3,577,025
Media—.9%
ION Media Networks,
Conv., $975			328 [a]	1,444,665
Spanish Broadcasting System,
Ser. B, Cum. $107.51			1,482	1,633,922
				3,078,587
Total Preferred Stocks
(cost $8,088,610)				6,655,612

22

Common Stocks—.6%	Shares	Value ($)

Building & Construction—.3%
Owens Corning	39,076 [g]	1,168,372
Chemicals—.0%
Huntsman	10,294 [g]	195,277
Oil & Gas—.3%
Williams Cos	35,807	935,279
Total Common Stocks
(cost $2,231,741)		2,298,928

Investment of Cash Collateral
for Securities Loaned—12.8%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $45,149,660)	45,149,660 [h]	45,149,660

Total Investments (cost $386,093,911)	110.6%	391,344,265
Liabilities, Less Cash and Receivables	(10.6%)	(37,625,441)
Net Assets	100.0%	353,718,824

[a]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to $80,183,074 or 22.7% of net assets.
[b]	All or a portion of these securities are on loan. At December 31, 2006, the total market value of the fund’s securities on loan is $41,937,887 and the total market value of the collateral held by the fund is $45,165,860, consisting of cash collateral of $45,149,660 and U.S. Government and agency securities valued at $16,200.
[c]	Variable rate security—interest rate subject to periodic change.
[d]	Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
[e]	Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[f]	Non-income producing—security in default.
[g] Non-income producing security.
[h]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Corporate Bonds	93.6	Common Stocks	.6
Money Market Investment	12.8	Asset/Mortgage-Backed	.3
Preferred Stocks	1.9
State/Government General Obligations	1.4		110.6

† Based on net assets.
See notes to financial statements.

The Fund 23

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $41,937,887)—Note 1(c):
Unaffiliated issuers			340,944,251	346,194,605
Affiliated issuers			45,149,660	45,149,660
Cash denominated in foreign currencies			381,192	393,556
Interest and dividends receivable				6,440,599
Swaps premiums paid				1,918,866
Receivable for shares of Beneficial Interest subscribed				109,900
Receivable for closed forward currency exchange contracts				102,942
Unrealized appreciation on swaps—Note 4				74,493
Other assets				1,543,529
				401,928,150

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				354,586
Cash overdraft due to Custodian				1,744,774
Liability for securities on loan—Note 1(c)				45,149,660
Payable for shares of Beneficial Interest redeemed				698,909
Unrealized depreciation on swaps—Note 4				190,189
Unrealized depreciation on forward
currency exchange contracts—Note 4				71,208
				48,209,326

Net Assets ($)				353,718,824

Composition of Net Assets ($):
Paid-in capital				829,017,827
Accumulated distributions in excess of investment income—net				(249,078)
Accumulated net realized gain (loss) on investments
and foreign currency transactions				(480,128,434)
Accumulated net unrealized appreciation (depreciation) on
investments, swap transactions and foreign currency transactions				5,078,509

Net Assets ($)				353,718,824

Net Asset Value Per Share
	Class A	Class B	Class C	Class R

Net Assets ($)	202,098,304	67,833,813	65,728,108	18,058,599
Shares Outstanding	27,570,022	9,245,294	8,955,765	2,462,891

Net Asset Value Per Share ($)	7.33	7.34	7.34	7.33

See notes to financial statements.

24

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

Investment Income ($):
Income:
Interest	28,717,604
Dividends:
Unaffiliated issuers	577,971
Affiliated issuers	123,627
Income from securities lending	138,286
Total Income	29,557,488
Expenses:
Management fee—Note 3(a)	2,682,603
Distribution and service fees—Note 3(b)	1,835,387
Interest expense—Note 2	7,242
Total Expenses	4,525,232
Investment Income—Net	25,032,256

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	5,392,326
Net realized gain (loss) on swaps transactions	11,852
Net realized gain (loss) on forward currency exchange contracts	(380,219)
Net Realized Gain (Loss)	5,023,959
Net unrealized appreciation (depreciation) on investments,
swap transactions and foreign currency transactions	2,272,264
Net Realized and Unrealized Gain (Loss) on Investments	7,296,223
Net Increase in Net Assets Resulting from Operations	32,328,479

See notes to financial statements.

The Fund 25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006	2005

Operations ($):
Investment income—net	25,032,256	32,509,203
Net realized gain (loss) on investments	5,023,959	(2,852,600)
Net unrealized appreciation
(depreciation) on investments	2,272,264	(22,848,992)
Net Increase (Decrease) in Net Assets
Resulting from Operations	32,328,479	6,807,611

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(16,213,908)	(19,677,901)
Class B shares	(5,618,531)	(8,613,629)
Class C shares	(4,708,337)	(5,955,584)
Class R shares	(1,384,831)	(1,582,799)
Total Dividends	(27,925,607)	(35,829,913)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	24,562,106	59,099,619
Class B shares	2,985,895	6,675,161
Class C shares	7,985,544	8,186,044
Class R shares	3,347,791	2,787,806
Dividends reinvested:
Class A shares	8,054,669	9,034,344
Class B shares	2,649,119	3,492,415
Class C shares	1,924,723	2,427,417
Class R shares	1,363,284	1,562,942
Cost of shares redeemed:
Class A shares	(69,472,740)	(103,059,712)
Class B shares	(34,967,375)	(74,071,992)
Class C shares	(19,803,807)	(45,812,229)
Class R shares	(5,433,618)	(6,301,353)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(76,804,409)	(135,979,538)
Total Increase (Decrease) in Net Assets	(72,401,537)	(165,001,840)

Net Assets ($):
Beginning of Period	426,120,361	591,122,201
End of Period	353,718,824	426,120,361
Undistributed (distributions in excess of)
investment income—net	(249,078)	519,317

26

	Year Ended December 31,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	3,402,897	7,969,751
Shares issued for dividends reinvested	1,115,544	1,229,853
Shares redeemed	(9,623,951)	(13,978,772)
Net Increase (Decrease) in Shares Outstanding	(5,105,510)	(4,779,168)

Class B [a]
Shares sold	412,273	902,004
Shares issued for dividends reinvested	366,732	474,662
Shares redeemed	(4,834,773)	(9,996,875)
Net Increase (Decrease) in Shares Outstanding	(4,055,768)	(8,620,209)

Class C
Shares sold	1,104,471	1,101,288
Shares issued for dividends reinvested	266,305	329,845
Shares redeemed	(2,736,302)	(6,174,757)
Net Increase (Decrease) in Shares Outstanding	(1,365,526)	(4,743,624)

Class R
Shares sold	461,934	372,287
Shares issued for dividends reinvested	188,704	212,799
Shares redeemed	(756,747)	(855,149)
Net Increase (Decrease) in Shares Outstanding	(106,109)	(270,063)

a During the period ended December 31, 2006, 1,462,933 Class B shares representing $10,587,498 were automatically converted to 1,464,542 Class A shares and during the period ended December 31, 2005, 3,607,798 Class B shares representing $26,903,740 were automatically converted to 3,610,991 Class A shares.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

Class A Shares	2006	2005	2004 [a]	2003	2002

Per Share Data ($):
Net asset value, beginning of period	7.24	7.65	7.43	6.28	7.94
Investment Operations:
Investment income—net [b]	.49	.51	.52	.63	.68
Net realized and unrealized
gain (loss) on investments	.14	(.36)	.23	1.17	(1.62)
Total from Investment Operations	.63	.15	.75	1.80	(.94)
Distributions:
Dividends from investment income—net	(.54)	(.56)	(.53)	(.65)	(.72)
Net asset value, end of period	7.33	7.24	7.65	7.43	6.28

Total Return (%) [c]	8.66	2.22	10.44	29.87	(12.19)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.95	.95	.97	.96
Ratio of net investment income
to average net assets	6.76	6.93	7.00	8.87	10.05
Portfolio Turnover Rate	29.98	40.57	129.27	235.42	340.47

Net Assets, end of period ($ x 1,000)	202,098	236,421	286,342	191,270	121,775

[a]	As of January 1, 2004, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of these changes for the fiscal year ended December 31, 2004 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and had no effect on the ratio of net investment income to average net assets.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

28

		Year Ended December 31,

Class B Shares	2006	2005	2004 [a]	2003	2002

Per Share Data ($):
Net asset value, beginning of period	7.24	7.65	7.43	6.28	7.94
Investment Operations:
Investment income—net [b]	.45	.46	.47	.59	.66
Net realized and unrealized
gain (loss) on investments	.16	(.35)	.25	1.18	(1.64)
Total from Investment Operations	.61	.11	.72	1.77	(.98)
Distributions:
Dividends from investment income—net	(.51)	(.52)	(.50)	(.62)	(.68)
Net asset value, end of period	7.34	7.24	7.65	7.43	6.28

Total Return (%) [c]	8.12	1.73	10.06	29.25	(12.64)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.45	1.45	1.45	1.47	1.46
Ratio of net investment income
to average net assets	6.25	6.36	6.50	8.46	9.41
Portfolio Turnover Rate	29.98	40.57	129.27	235.42	340.47

Net Assets, end of period ($ x 1,000)	67,834	96,334	167,756	239,015	230,011

[a]	As of January 1, 2004, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of these changes for the fiscal year ended December 31, 2004 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and had no effect on the ratio of net investment income to average net assets.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class C Shares	2006	2005	2004 [a]	2003	2002

Per Share Data ($):
Net asset value, beginning of period	7.24	7.65	7.43	6.28	7.95
Investment Operations:
Investment income—net [b]	.43	.45	.46	.57	.64
Net realized and unrealized
gain (loss) on investments	.16	(.36)	.24	1.18	(1.65)
Total from Investment Operations	.59	.09	.70	1.75	(1.01)
Distributions:
Dividends from investment income—net	(.49)	(.50)	(.48)	(.60)	(.66)
Net asset value, end of period	7.34	7.24	7.65	7.43	6.28

Total Return (%) [c]	7.85	1.48	9.63	29.10	(12.97)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.70	1.70	1.70	1.72	1.71
Ratio of net investment income
to average net assets	6.01	6.14	6.26	8.15	9.17
Portfolio Turnover Rate	29.98	40.57	129.27	235.42	340.47

Net Assets, end of period ($ x 1,000)	65,728	74,770	115,309	86,479	62,036

[a]	As of January 1, 2004, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of these changes for the fiscal year ended December 31, 2004 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and had no effect on the ratio of net investment income to average net assets.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

30

		Year Ended December 31,

Class R Shares	2006	2005	2004 [a]	2003	2002

Per Share Data ($):
Net asset value, beginning of period	7.24	7.65	7.43	6.27	7.94
Investment Operations:
Investment income—net [b]	.51	.53	.52	.67	.70
Net realized and unrealized
gain (loss) on investments	.14	(.36)	.25	1.16	(1.64)
Total from Investment Operations	.65	.17	.77	1.83	(.94)
Distributions:
Dividends from investment income—net	(.56)	(.58)	(.55)	(.67)	(.73)
Net asset value, end of period	7.33	7.24	7.65	7.43	6.27

Total Return (%)	8.92	2.34	10.87	30.15	(11.99)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.70	.70	.70	.72	.70
Ratio of net investment income
to average net assets	7.01	7.18	7.31	9.26	10.08
Portfolio Turnover Rate	29.98	40.57	129.27	235.42	340.47

Net Assets, end of period ($ x 1,000)	18,059	18,595	21,714	1,283	114

[a]	As of January 1, 2004, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of these changes for the fiscal year ended December 31, 2004 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and had no effect on the ratio of net investment income to average net assets.
[b]	Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Limited Term High Yield Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment manager. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the Distributor of the fund’s shares.The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank

32

trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC
  (“Founders”) managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.
  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relat- ing to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates fair value. Registered open-end investment companies that are not traded on an exchange

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

34

are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Investments in swap transactions are valued each business day by a pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and

36

interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $578,627, accumulated capital losses $478,138,042 and unrealized appreciation $2,260,412.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2006. If not applied, $44,631,820 expires in fiscal 2007, $53,989,658 expires in fiscal 2008, $161,394,992 expires in fiscal 2009, $138,776,715 expires in fiscal 2010, $72,493,638 expires in fiscal 2011 and $6,851,219 expires in fiscal 2013. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the fund’s merger with the following funds may apply: Dreyfus Short Term High Yield Fund, Dreyfus Premier High Yield Securities Fund and High Yield Total Fund. It is probable that the fund will not be able to utilize most of its capital loss carryovers prior to its expiration date.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2006 and December 31, 2005 were as follows: ordinary income $27,925,607 and $35,829,913, respectively.

During the period ended December 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, amortization of premiums, consent fees, expiration of capital loss carryovers and other book to tax differences under the provisions of Section 382 of the Code, the fund increased accumulated undistributed investment income-net by $2,124,956, increased accumulated net realized gain (loss) on investments by $83,537,357 and decreased paid-in capital by $85,662,313. Net assets were not affected by this reclassification.

38

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended December 31, 2006, was approximately $125,000 with a related weighted average annualized interest rate of 5.80% ..

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and the Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chairman of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chairman of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

During the period ended December 31, 2006, the Distributor retained $6,162 from commissions earned on sales of the fund’s Class A shares and $251,123 and $4,839 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .50% and .75% of the value of the average daily net assets of Class B and Class C shares, respectively. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net

40

assets of Class B and Class C shares. During the period ended December 31, 2006, Class A, Class B and Class C shares were charged $539,468, $399,796 and $522,169, respectively, pursuant to their respective Plans. During the period ended December 31, 2006, Class B and Class C shares were charged $199,898 and $174,056, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $211,833, Rule 12b-1 distribution plan fees $114,208 and service plan fees $28,545.

(c) The Trust and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward currency exchange contracts and swap transactions during the period ended December 31, 2006, amounted to $113,012,771 and $179,836,511, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 2006, there were no financial futures contracts outstanding.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.The following summarizes open forward currency exchange contracts at December 31, 2006:

	Foreign
Forward Currency	Currency		Unrealized
Exchange Contracts	Amounts	Proceeds ($) Value ($)	(Depreciation ($)

Sales;
Euro,
expiring 3/21/2007	7,740,000	10,177,326 10,248,534	(71,208)

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

42

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credit protection on the underlying instrument. The maximum payouts for these contracts are limited to the notional amount of each swap. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The following summarizes open credit default swaps entered into by the fund at December 31, 2006:

					Unrealized
Notional	Reference		(Pay) Receive	Expiration	Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%)	Date	(Depreciation)($)

7,977,500	Dow Jones	Lehman
	CDX.NA.IG.4 Index	Brothers	(0.35)	6/20/2010	(77,696)
5,022,500	Dow Jones
	CDX.NA.IG.4 Index	Merrill Lynch	(0.31)	6/20/2010	(41,583)
2,825,000	ITRAXX S5 Index	UBS	0.40	6/20/2011	18,907
3,049,000	Kimberly Clark,	JPMorgan
	6.875%, 2/15/2014	Chase	(0.19)	12/20/2011	55
800,000	Kimberly Clark,	JPMorgan
	6.875%, 2/15/2014	Chase	(0.37)	12/20/2016	1,389
1,700,000	Kimberly Clark,	JPMorgan
	6.875%, 2/15/2014	Chase	(0.37)	12/20/2016	2,951
2,500,000	Kimberly Clark,	JPMorgan
	6.875%, 2/15/2014	Chase	(0.37)	12/20/2016	4,340
2,675,000	Owens-Brockway
	Glass Container,	JPMorgan
	8.875%, 2/15/2009	Chase	(1.95)	6/20/2010	(42,820)
2,675,000	Owens-Illinois,	JPMorgan
	7.5%, 5/15/2010	Chase	2.60	6/20/2010	46,851
8,390,000	Structured Model
	Portfolio 0-3%	UBS	—	9/20/2013	—

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

					Unrealized
Notional	Reference		(Pay) Receive	Expiration	Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%)	Date (Depreciation)($)

1,800,000	Telekom Finanze,
	5%, 7/22/2013	UBS	(0.45)	9/20/2011	(12,224)
1,800,000	Wolters Kluwer,
	5.125%, 1/27/2014	UBS	(0.55)	9/20/2011	(15,866)
					(115,696)

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At December 31, 2006, the cost of investments for federal income tax purposes was $388,288,344: accordingly, accumulated net unrealized appreciation on investments was $3,055,921, consisting of $11,569,459 gross unrealized appreciation and $8,513,538 gross unrealized depreciation.

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Limited Term High Yield Fund (the “Fund”) of The Dreyfus/Laurel Funds Trust, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term High Yield Fund of The Dreyfus/Laurel Funds Trust as of December 31, 2006 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2007

The Fund 45

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 2.09% of the ordinary dividends paid during the fiscal year ended December 31, 2006 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2006, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $577,971 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2005 income tax returns.Also, the fund hereby designates 91.28% of ordinary income dividends paid during the fiscal year ended December 31, 2006 as qualifying interest related dividends.

46

NOTES

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
30	Statement of Financial Futures
30	Statement of Options Written
31	Statement of Assets and Liabilities
32	Statement of Operations
33	Statement of Changes in Net Assets
35	Financial Highlights
39	Notes to Financial Statements
56	Report of Independent Registered
Public Accounting Firm
57	Important Tax Information
58	Board Members Information
60	Officers of the Fund

FOR MORE INFORMATION

Back Cover

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Managed Income Fund, covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a year of low volatility in the U.S. bond market.Yields of 10-year Treasury securities remained within a relatively narrow range of just 75 basis points, making 2006 the third least volatile bond market since 1970.Yet, a number of developments during the year might have suggested otherwise, including mounting economic uncertainty, volatile energy prices, softening real estate markets, a change in U.S. monetary policy and ongoing geopolitical turmoil.

Why did fixed-income investors appear to shrug off some of the year’s more negative influences? In our analysis, investors disregarded near-term concerns in favor of a longer view, looking to broader trends that showed moderately slower economic growth, subdued inflation, stabilizing short-term interest rates, a flat “yield curve” and persistently strong credit fundamentals. Indeed, 2006 confirmed that reacting to near-term influences with extreme shifts in investment strategy rarely is the right decision.We believe that a better course is to set a portfolio mix to meet long-term goals, while attempting to ignore short term market fluctuations.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

Thomas F. Eggers
Chief Executive Officer
The Dreyfus Corporation
January 16, 2007

2

DISCUSSION OF FUND PERFORMANCE

Kent Wosepka, Portfolio Manager

How did Dreyfus Premier Managed Income Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2006, Dreyfus Premier Managed Income Fund produced total returns of 4.67% for Class A shares, 3.90% for Class B shares, 3.89% for Class C shares and 4.93% for Class R shares.1 In comparison, the Lehman Brothers U.S. Aggregate Index (the “Index”), the fund’s benchmark, produced a total return of 4.33% for the same period. 2

After producing relatively lackluster returns over the first half of the year, the bond market rallied over the second half as short-term interest rates stabilized and economic growth slowed.The fund’s Class A and R shares produced higher returns than its benchmark, which we attribute primarily to the performance of the fund’s high yield corporate bond, investment-grade corporate bond and asset-backed securities holdings. However, the fund is also subject to fees and expenses to which the Index is not subject.

What is the fund’s investment approach?

The fund seeks high current income consistent with what is believed to be prudent risk of capital.The fund invests at least 65% of its total assets in various types of U.S. government and corporate debt obligations rated investment grade (or their unrated equivalent as determined by Dreyfus).The fund also normally invests at least 65% of its total assets in debt obligations having effective maturities of 10 years or less.We do not attempt to match the sector percentages of any index, nor do we attempt to predict the direction of interest rates by substantially altering the fund’s sensitivity to changes in rates. Instead, the heart of our investment process is selecting individual securities that possess a combination of superior fundamentals and attractive relative valuations.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

Bond prices declined modestly over the first six months of 2006 due to intensifying inflation concerns in a generally robust economic environment. However, investor sentiment improved markedly over the second half of the year, as U.S. economic growth moderated amid cooling housing markets and more modest employment gains. As a result, following four increases in short-term interest rates over the first half of the year, the Federal Reserve Board (the “Fed”) held the overnight federal funds rate steady at 5.25% at each of four meetings between August and December, its first pauses in more than two years. Investors first anticipated and then reacted favorably to the Fed’s shift in policy, and the longer end of the bond market rallied.

Despite the economic slowdown, business fundamentals remained healthy in most industries, generally supporting prices of corporate bonds across the credit-rating spectrum. In the U.S. government securities market, low levels of volatility helped mortgage-backed securities, asset-backed securities and other high quality, “yield advantaged” instruments outperform U.S.Treasury securities.

In this environment, the fund’s positions in high yield bonds helped it participate in the rally among lower-rated credits.At the same time, we attempted to manage the risks of lower-rated securities by focusing on bonds with relatively short maturities, which we regarded as less likely to be affected by unexpected adverse developments.We also established shorter-maturity positions in the investment-grade corporate bond market, where we avoided issuers that we believed might be vulnerable to activities that tend to be unfriendly to bondholders, such as leveraged buyouts. Instead, we favored regulated industries where such activities are less common.

The fund’s holdings of asset-backed securities provided higher yields than U.S.Treasury securities, contributing positively to returns. However, we maintained an underweight position in mortgage-backed securities, a strategy that detracted modestly from the fund’s relative performance in the low volatility investment environment. In addition, tactical positions

4

in Treasury Inflation Protected Securities underperformed the averages when energy prices remained low during the fall, helping to keep a lid on inflation expectations.

The fund also benefited to a degree from our duration management strategy. A modestly short average duration over the first half of 2006 helped protect the fund from the potentially adverse effects of rising interest rates, while a shift in mid-year to a slightly long position helped boost its participation in the market rally during the second half. Despite narrowing yield differences along the market’s maturity spectrum, the fund’s “bulleted” yield curve strategy had relatively little impact on performance. Finally, the fund’s derivative investments generally fared well, including tactical positions in credit default swaps designed to provide protection from declines in specific markets or issuers.

What is the fund’s current strategy?

Although high yield and investment-grade corporate bonds have reached richer valuations overall, we have continued to uncover what we believe to be compelling opportunities among individual issuers. With the Fed appearing to remain on hold for the foreseeable future, we have maintained the fund’s average duration in a range that is slightly longer than industry averages. Finally, we recently increased the fund’s positions in bonds from the emerging markets, including securities from Brazil and Poland, that we believe may benefit as local inflation rates fall and currency exchange rates improve.

January 16, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class R shares of Dreyfus
Premier Managed Income Fund on 12/31/96 to a $10,000 investment made in the Lehman Brothers U.S. Aggregate
Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of corporate,
U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities.
The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns	as of 12/31/06
		1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)		(0.03)%	4.16%	4.89%
without sales charge		4.67%	5.13%	5.38%
Class B shares
with applicable redemption charge †		(0.10)%	4.01%	4.90%
without redemption		3.90%	4.35%	4.90%
Class C shares
with applicable redemption charge ††		2.89%	4.34%	4.60%
without redemption		3.89%	4.34%	4.60%
Class R shares		4.93%	5.40%	5.64%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to Class A shares.

The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Managed Income Fund from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 4.91	$ 8.78	$ 8.78	$ 3.62
Ending value (after expenses)	$1,052.40	$1,048.60	$1,048.50	$1,053.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2006

	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 4.84	$ 8.64	$ 8.64	$ 3.57
Ending value (after expenses)	$1,020.42	$1,016.64	$1,016.64	$1,021.68

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class B, 1.70% for Class C and .70% for Class R; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2006

	Coupon	Maturity	Principal
Bonds and Notes—128.7%	Rate (%)	Date	Amount ($)	Value ($)

Advertising—.1%
Lamar Media,
Gtd. Notes	7.25	1/1/13	30,000	30,713
Aerospace & Defense—.1%
L-3 Communications,
Bonds	3.00	8/1/35	45,000 [a]	47,475
Agricultural—.2%
Philip Morris,
Debs.	7.75	1/15/27	105,000	127,705
Asset-Backed Ctfs./
Auto Receivables—1.5%
BMW Vehicle Owner Trust,
Ser. 2004-A, Cl. A4	3.32	2/25/09	145,000	143,695
Ford Credit Auto Owner Trust,
Ser. 2004-A, Cl. C	4.19	7/15/09	50,000	49,545
Ford Credit Auto Owner Trust,
Ser. 2005-B, Cl. B	4.64	4/15/10	125,000	124,035
Hyundai Auto Receivables Trust,
Ser. 2006-A, Cl. A2	5.13	2/16/09	82,563	82,564
Hyundai Auto Receivables Trust,
Ser. 2006-B, Cl. C	5.25	5/15/13	50,000	50,037
WFS Financial Owner Trust,
Ser. 2004-4, Cl. B	3.13	5/17/12	87,005	85,293
WFS Financial Owner Trust,
Ser. 2004-3, Cl. B	3.51	2/17/12	80,744	79,595
WFS Financial Owner Trust,
Ser. 2005-2, Cl. B	4.57	11/19/12	170,000	168,320
Whole Auto Loan Trust,
Ser. 2004-1, Cl. D	5.60	3/15/11	8,304 [a]	8,295
				791,379
Asset-Backed Ctfs./Credit Cards—.4%
Capital One Multi-Asset Execution
Trust, Ser. 2004-C1, Cl. C1	3.40	11/16/09	230,000	229,948
Asset-Backed Ctfs./
Home Equity Loans—7.1%
Asset-Backed Funding Ctfs.,
Ser. 2005-WMC1, Cl. M2	5.80	6/25/35	255,000 [b]	256,020
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A1	5.96	7/25/36	175,345 [b]	175,409

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Citigroup Mortgage Loan Trust,
Ser. 2005-WF1, Cl. A5	5.01	2/25/35	140,000 [b]	135,474
Countrywide Asset-Backed
Certificates, Ser. 2006-1, Cl. AF1	5.48	7/25/36	119,750 [b]	119,834
Countrywide Asset-Backed
Certificates, Ser. 2004-3, Cl. M3	6.22	5/25/34	125,000 [b]	125,775
Credit-Based Asset Servicing and
Securitization, Ser. 2005-CB4,
Cl. AV1	5.45	8/25/35	26,345 [b]	26,361
Credit-Based Asset Servicing and
Securitization, Ser. 2006-CB1,
Cl. AF1	5.46	1/25/36	112,851 [b]	112,377
Credit-Based Asset Servicing and
Securitization, Ser. 2005-CB8,
Cl. AF5	5.65	12/25/35	235,000 [b]	233,811
Credit-Based Asset Servicing and
Securitization, Ser. 2006-CB2,
Cl. AF1	5.72	12/25/36	57,249 [b]	57,074
Home Equity Asset Trust,
Ser. 2005-8, Cl. M4	5.93	2/25/36	125,000 [b]	125,540
Home Equity Mortgage Trust,
Ser. 2006-5, Cl. A1	5.50	1/25/37	116,437 [b]	116,489
Morgan Stanley ABS Capital I,
Ser. 2006-HE3, Cl. A2A	5.39	4/25/36	31,959 [b]	31,979
Morgan Stanley ABS Capital I,
Ser. 2005-WMC6, Cl. A2A	5.46	7/25/35	38,550 [b]	38,580
Morgan Stanley Home Equity Loans,
Ser. 2006-3, Cl. A1	5.40	4/25/36	118,455 [b]	118,530
Morgan Stanley Mortgage Loan
Trust, Ser. 2006-15XS, Cl. A6B	5.83	11/25/36	75,000 [b]	75,259
Option One Mortgage Loan Trust,
Ser. 2005-4, Cl. M1	5.79	11/25/35	255,000 [b]	255,415
Ownit Mortgage Loan Asset Backed
Certificates, Ser. 2006-1, Cl. AF1	5.42	12/25/36	184,632 [b]	183,766
Popular ABS Mortgage Pass-Through
Trust, Ser. 2005-6, Cl. M1	5.91	1/25/36	145,000 [b]	145,254
Renaissance Home Equity Loan
Trust, Ser. 2006-4, Cl. AV1	5.42	1/25/37	105,000 [b]	105,000
Renaissance Home Equity Loan
Trust, Ser. 2006-1, Cl. AF2	5.53	5/25/36	225,000 [b]	224,409

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Renaissance Home Equity Loan
Trust, Ser. 2006-3, Cl. AF2	5.58	11/25/36	250,000 [b]	249,976
Renaissance Home Equity Loan
Trust, Ser. 2006-3, Cl. AF1	5.92	11/25/36	232,191 [b]	232,062
Renaissance Home Equity Loan
Trust, Ser. 2006-2, Cl. AF1	6.00	8/25/36	190,972 [b]	190,681
Residential Asset Mortgage
Products, Ser. 2004-RS12, Cl. AI6	4.55	12/25/34	145,000	141,139
Residential Asset Securities,
Ser. 2005-EMX3, Cl. M1	5.78	9/25/35	145,000 [b]	145,748
Residential Asset Securities,
Ser. 2005-EMX3, Cl. M2	5.80	9/25/35	160,000 [b]	160,708
Residential Asset Securities,
Ser. 2001-KS3, Cl. MII1	6.18	9/25/31	81,387 [b]	81,455
				3,864,125
Asset-Backed Ctfs./
Manufactured Housing—.6%
Green Tree Financial,
Ser. 1994-7, Cl. M1	9.25	3/15/20	68,221	70,634
Origen Manufactured Housing,
Ser. 2004-B, Cl. A2	3.79	12/15/17	58,617	57,447
Origen Manufactured Housing,
Ser. 2005-B, Cl. A2	5.25	12/15/18	115,000	114,441
Vanderbilt Mortgage Finance,
Ser. 1999-A, Cl. 1A6	6.75	3/7/29	80,000	82,923
				325,445
Automobile Manufacturers—1.0%
DaimlerChrysler N.A. Holding,
Notes	4.88	6/15/10	65,000	63,412
DaimlerChrysler N.A. Holding,
Gtd. Notes	5.79	3/13/09	135,000 [b]	135,212
DaimlerChrysler N.A. Holding,
Gtd. Notes, Ser. E	5.90	10/31/08	250,000 [b]	251,097
General Motors,
Debs.	7.75	3/15/36	180,000 [c]	66,600
				516,321
Automotive, Trucks & Parts—.1%
Goodyear Tire & Rubber,
Sr. Notes	9.14	12/1/09	30,000 [a,b]	30,263

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks—7.4%
Capital One Financial,
Sr. Notes	5.63	9/10/09	200,000 [b]	201,053
Chevy Chase Bank,
Sub. Notes	6.88	12/1/13	145,000	145,725
Chuo Mitsui Trust & Banking,
Sub. Notes	5.51	12/29/49	200,000 [a,b]	191,339
Colonial Bank N.A./Montgomery, AL,
Sub. Notes	6.38	12/1/15	250,000	256,948
Glitnir Banki,
Unscd. Bonds	7.45	9/14/49	250,000 [a,b]	263,917
Greater Bay Bancorp,
Sr. Notes, Ser. B	5.25	3/31/08	100,000	99,738
Industrial Bank of Korea,
Sub. Notes	4.00	5/19/14	235,000 [a,b]	227,784
Islandsbanki,
Notes	5.53	10/15/08	65,000 [a,b]	64,895
Landsbanki Islands,
Sr. Notes	6.07	8/25/09	250,000 [a,b]	252,035
National Westminster Bank/United
Kingdom, Sub. Notes	7.38	10/1/09	320,000	337,192
NB Capital Trust IV,
Gtd. Cap. Secs.	8.25	4/15/27	180,000	187,887
Popular North America,
Notes	5.71	12/12/07	125,000 [b]	125,300
Sovereign Bancorp,
Sr. Notes	5.65	3/1/09	195,000 [a,b]	195,589
SunTrust Preferred Capital I,
Bank Gtd. Notes	5.85	12/31/49	35,000 [b]	35,305
USB Capital IX,
Gtd. Notes	6.19	4/15/49	500,000 [b,d]	511,119
Washington Mutual,
Sub. Notes	4.63	4/1/14	265,000 [d]	248,454
Washington Mutual,
Notes	5.67	1/15/10	145,000 [b]	145,759
Western Financial Bank,
Sub. Debs.	9.63	5/15/12	165,000	180,370
Zions Bancorporation,
Sr. Unscd. Notes	5.49	4/15/08	105,000 [b]	105,106

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
Zions Bancorporation,
Sub. Notes	6.00	9/15/15	240,000	244,809
				4,020,324
Building & Construction—1.0%
American Standard,
Gtd. Notes	7.38	2/1/08	145,000	147,447
Centex,
Notes	4.75	1/15/08	65,000	64,398
D.R. Horton,
Gtd. Notes	5.88	7/1/13	120,000	118,127
D.R. Horton,
Unsub. Notes	6.00	4/15/11	30,000 [d]	30,159
D.R. Horton,
Gtd. Notes	8.00	2/1/09	95,000	99,524
Owens Corning,
Sr. Unscd. Notes	6.50	12/1/16	85,000 [a]	86,503
				546,158
Chemicals—.6%
Equistar Chemicals/Funding,
Gtd. Notes	10.13	9/1/08	50,000	53,375
ICI Wilmington,
Gtd. Notes	4.38	12/1/08	60,000	58,897
Lubrizol,
Debs.	6.50	10/1/34	70,000	70,667
RPM International,
Sr. Notes	4.45	10/15/09	125,000	120,783
				303,722
Commercial &
Professional Services—.8%
Aramark Services,
Gtd. Notes	7.00	5/1/07	250,000	250,710
ERAC USA Finance,
Notes	5.63	4/30/09	70,000 [a,b]	70,181
ERAC USA Finance,
Notes	7.95	12/15/09	100,000 [a]	106,684
				427,575

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage
Pass-Through Ctfs.—5.2%
Bayview Commercial Asset Trust,
Ser. 2006-SP2, Cl. A	5.63	1/25/37	208,171 [a,b]	208,171
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. A2	5.75	11/25/35	168,046 [a,b]	168,046
Bayview Commercial Asset Trust,
Ser. 2005-4A, Cl. M5	6.00	1/25/36	92,824 [a,b]	92,824
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. B1	6.45	11/25/35	88,445 [a,b]	88,659
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. B3	8.35	11/25/35	88,445 [a,b]	89,845
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T12, Cl. A3	4.24	8/13/39	295,000	285,631
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-T18, Cl. A2	4.56	2/13/42	125,000 [b]	122,803
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR5, Cl. A3	4.57	7/11/42	120,000	116,798
Calwest Industrial Trust,
Ser. 2002-CALW, Cl. A	6.13	2/15/17	130,000 [a]	135,131
Chase Commercial Mortgage
Securities, Ser. 1997-2, Cl. C	6.60	12/19/29	40,000	40,279
Credit Suisse/Morgan Stanley
Commercial Mortgage Certificates,
Ser. 2006-HC1A, Cl. A1	5.54	5/15/23	20,000 [a,b]	20,019
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	115,000 [a]	114,469
Crown Castle Towers,
Ser. 2006-1A, Cl. D	5.77	11/15/36	75,000 [a]	74,953
DLJ Commercial Mortgage,
Ser. 1998-CF2, Cl. A1B	6.24	11/12/31	118,982	120,355
Global Signal Trust,
Ser. 2006-1, Cl. D	6.05	2/15/36	160,000 [a]	161,560
Global Signal Trust,
Ser. 2006-1, Cl. E	6.50	2/15/36	35,000 [a]	35,500
J.P. Morgan Commercial Mortgage
Finance, Ser. 1997-C5, Cl. B	7.16	9/15/29	52,174	52,189
Mach One Trust Commercial
Mortgage-Backed,
Ser. 2004-1A, Cl. A1	3.89	5/28/40	111,849 [a]	110,385

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Morgan Stanley Capital I,
Ser. 1999-RM1, Cl. A2	6.71	12/15/31	141,128	143,830
Morgan Stanley Capital I,
Ser. 1999-CAM1, Cl. A4	7.02	3/15/32	50,114	51,346
Morgan Stanley Dean Witter Capital
I, Ser. 2001-PPM, Cl. A3	6.54	2/15/31	125,236	128,095
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	70,000 [a]	70,135
Washington Mutual Asset
Securities, Ser. 2003-C1A, Cl. A	3.83	1/25/35	398,450 [a]	384,939
				2,815,962
Consumer Products—.0%
Scotts Miracle-Gro,
Sr. Sub. Notes	6.63	11/15/13	20,000	21,050
Diversified Financial Services—10.9%
American Express,
Sub. Debs.	6.80	9/1/66	75,000 [b]	80,118
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	235,000 [b]	258,511
Amvescap,
Gtd. Notes	5.38	2/27/13	135,000	133,774
Amvescap,
Notes	5.38	12/15/14	185,000	181,955
Amvescap,
Sr. Notes	5.90	1/15/07	225,000	225,023
CIT Group,
Sr. Notes	5.52	8/15/08	185,000 [b]	185,467
Countrywide Financial,
Gtd. Notes	5.50	1/5/09	260,000 [b]	260,087
FCE Bank,
Notes EUR	4.72	9/30/09	100,000 [b,e]	129,133
Ford Motor Credit,
Notes	6.19	9/28/07	130,000 [b]	129,852
Ford Motor Credit,
Sr. Unsub. Notes	7.20	6/15/07	121,000	121,109
Fuji JGB Investment,
Bonds	9.87	12/29/49	100,000 [a,b]	106,008

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
Glencore Funding,
Gtd. Notes	6.00	4/15/14	140,000 [a]	136,674
GMAC,
Notes	6.27	1/16/07	265,000 [b]	265,001
HSBC Finance,
Sr. Notes	5.71	9/14/12	280,000 [b]	282,740
International Lease Finance,
Sr. Unscd. Notes	5.59	5/24/10	125,000 [b]	125,568
Jefferies Group,
Sr. Notes, Ser. B	7.50	8/15/07	70,000	70,573
Jefferies Group,
Sr. Notes	7.75	3/15/12	55,000	59,928
Kaupthing Bank,
Sr. Notes	6.07	1/15/10	235,000 [a,b]	236,745
Kaupthing Bank,
Notes	7.13	5/19/16	365,000 [a]	387,812
Leucadia National,
Sr. Notes	7.00	8/15/13	115,000	117,300
MBNA Capital,
Gtd. Cap. Secs., Ser. A	8.28	12/1/26	80,000	83,394
MUFG Capital Finance 1,
Gtd. Bonds	6.35	3/15/49	215,000 [b]	218,763
NIPSCO Capital Markets,
Notes	7.86	3/27/17	75,000	83,003
Pemex Finance,
Notes	9.03	2/15/11	165,750	176,632
Pemex Finance,
Bonds	9.69	8/15/09	165,000	178,379
Residential Capital,
Sr. Unscd. Notes	6.38	6/30/10	125,000	126,553
Residential Capital,
Gtd. Notes	7.20	4/17/09	240,000 [a,b]	241,326
SB Treasury,
Bonds	9.40	12/29/49	280,000 [a,b]	294,808
SLM,
Notes, Ser. A	5.52	7/27/09	375,000 [b]	375,924
St. George Funding,
Bonds	8.49	12/29/49	410,000 [a,b]	430,789

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
Tokai Preferred Capital,
Bonds	9.98	12/29/49	220,000 [a,b]	233,397
				5,936,346
Diversified Metals &
Mining—.6%
Falconbridge,
Bonds	5.38	6/1/15	25,000	24,490
Noranda,
Notes	6.00	10/15/15	150,000	153,235
Reliance Steel & Aluminum,
Gtd. Notes	6.20	11/15/16	130,000 [a]	129,281
				307,006
Electric Utilities—4.3%
Cogentrix Energy,
Gtd. Notes	8.75	10/15/08	125,000 [a]	133,095
Consumers Energy,
First Mortgage Bonds, Ser. F	4.00	5/15/10	155,000	148,270
Consumers Energy,
First Mortgage Bonds, Ser. B	5.38	4/15/13	115,000	114,037
Dominion Resources/VA,
Sr. Unscd. Notes, Ser. B	5.55	11/14/08	140,000 [b]	140,093
Dominion Resources/VA,
Sr. Notes, Ser. D	5.66	9/28/07	255,000 [b]	255,156
DTE Energy,
Sr. Notes, Ser. A	6.65	4/15/09	200,000	205,416
FirstEnergy,
Notes, Ser. B	6.45	11/15/11	235,000	245,315
FPL Energy National Wind,
Scd. Bonds	5.61	3/10/24	92,446 [a]	90,962
FPL Group Capital,
Gtd. Debs., Ser. B	5.55	2/16/08	200,000	200,311
IPALCO Enterprises,
Sr. Scd. Notes	8.63	11/14/11	75,000 [b]	81,938
Mirant North America,
Gtd. Notes	7.38	12/31/13	55,000	56,100
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	100,000	103,754

The Fund 17

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities (continued)
Niagara Mohawk Power,
Sr. Notes, Ser. G		7.75	10/1/08	35,000	36,285
NiSource Finance,
Gtd. Notes		5.94	11/23/09	275,000 [b]	275,299
TXU,
Sr. Notes, Ser. O		4.80	11/15/09	145,000 [d]	142,236
TXU,
Notes, Ser. C		6.38	1/1/08	65,000	65,638
Virginia Electric & Power,
Sr. Notes, Ser. A		5.38	2/1/07	35,000	34,994
					2,328,899
Environmental Control—.4%
Oakmont Asset Trust,
Notes		4.51	12/22/08	130,000 [a]	126,959
USA Waste Services,
Sr. Notes		7.00	7/15/28	75,000	80,723
Waste Management,
Gtd. Notes		7.38	5/15/29	30,000	33,974
					241,656
Food & Beverages—.8%
H.J. Heinz,
Notes		6.43	12/1/20	150,000 [a]	152,744
Safeway,
Sr. Unscd. Notes		4.13	11/1/08	85,000	83,058
Stater Brothers Holdings,
Sr. Notes		8.13	6/15/12	100,000	102,000
Tyson Foods,
Sr. Unscd. Notes		6.85	4/1/16	80,000 [b]	82,546
					420,348
Foreign/Governmental—6.8%
Banco Nacional de Desenvolvimento
Economico e Social, Unsub. Notes		5.17	6/16/08	220,000 [b]	218,350
Export-Import Bank of Korea,
Sr. Notes		4.50	8/12/09	100,000	98,088
Federal Republic of Brazil,
Bonds	BRL	12.50	1/5/16	1,005,000 [d,e]	535,451
Mexican Bonos,
Bonds, Ser. M	MXN	9.00	12/22/11	2,600,000 [e]	257,653

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Foreign/Governmental (continued)
Poland Government,
Bonds, Ser. 0608 PLN	5.75	6/24/08	4,620,000 [e]	1,618,879
Republic of Argentina,
Bonds	5.59	8/3/12	545,000 [b]	398,395
Republic of El Salvador,
Unscd. Notes	8.50	7/25/11	60,000 [a]	66,660
Russian Federation,
Unsub. Bonds	8.25	3/31/10	497,786 [a]	521,430
				3,714,906
Health Care—1.0%
Baxter International,
Sr. Unscd. Notes	5.20	2/16/08	140,000	139,685
Coventry Health Care,
Sr. Notes	5.88	1/15/12	80,000	79,388
HCA,
Sr. Unscd. Notes	7.88	2/1/11	115,000	115,577
HCA,
Sr. Unscd. Notes	8.75	9/1/10	40,000	41,800
Medco Health Solutions,
Sr. Notes	7.25	8/15/13	60,000	64,488
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	85,000	82,862
				523,800
Lodging & Entertainment—.6%
Cinemark,
Sr. Discount Notes	9.75	3/15/14	15,000 [c]	12,956
Harrah’s Operating,
Gtd. Notes	7.13	6/1/07	65,000	65,311
MGM Mirage,
Gtd. Notes	8.50	9/15/10	155,000	166,625
Mohegan Tribal Gaming Authority,
Sr. Notes	6.13	2/15/13	20,000	19,950
Speedway Motorsports,
Sr. Sub. Notes	6.75	6/1/13	70,000	70,350
				335,192
Machinery—.2%
Terex,
Gtd. Notes	7.38	1/15/14	115,000	117,300

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Manufacturing—.2%
Tyco International Group,
Gtd. Notes	6.88	1/15/29	115,000	131,122
Media—1.9%
Comcast,
Gtd. Notes	5.67	7/14/09	225,000 [b]	225,659
COX Communications,
Notes	7.13	10/1/12	60,000	64,039
Cox Enterprises,
Notes	8.00	2/15/07	320,000 [a]	320,652
Time Warner,
Gtd. Notes	5.61	11/13/09	290,000 [b]	290,417
Viacom,
Gtd. Notes	5.63	5/1/07	105,000	105,063
				1,005,830
Oil & Gas—2.8%
Anadarko Petroleum,
Sr. Unscd. Notes	5.76	9/15/09	319,000 [b]	320,540
ANR Pipeline,
Sr. Notes	7.00	6/1/25	50,000	53,660
BJ Services,
Sr. Unscd. Notes	5.54	6/1/08	500,000 [b]	500,350
Colorado Interstate Gas,
Sr. Notes	5.95	3/15/15	70,000	69,416
El Paso Natural Gas,
Sr. Notes, Ser. A	7.63	8/1/10	130,000	136,500
Marathon Oil,
Notes	5.38	6/1/07	175,000	174,953
Northwest Pipeline,
Sr. Unscd. Notes	6.63	12/1/07	210,000	211,575
Sempra Energy,
Sr. Notes	4.62	5/17/07	80,000	79,702
				1,546,696
Packaging & Containers—.5%
Crown Americas/Capital,
Gtd. Notes	7.63	11/15/13	75,000	77,625
Crown Americas/Capital,
Sr. Notes	7.75	11/15/15	50,000	52,125
Sealed Air,
Bonds	6.88	7/15/33	120,000 [a]	120,434
				250,184

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Paper & Forest Products—.7%
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	175,000 [a]	175,438
Sappi Papier Holding,
Gtd. Notes	6.75	6/15/12	105,000 [a]	104,839
Temple-Inland,
Bonds	6.63	1/15/18	105,000	109,093
				389,370
Property & Casualty Insurance—2.1%
Allmerica Financial,
Debs.	7.63	10/15/25	70,000	75,367
AON Capital Trust A,
Gtd. Cap. Secs.	8.21	1/1/27	105,000	121,628
AON,
Notes	6.95	1/15/07	100,000 [b]	100,045
Assurant,
Sr. Notes	6.75	2/15/34	55,000	59,284
Chubb,
Sr. Notes	5.47	8/16/08	250,000	250,755
Hartford Financial Services Group,
Sr. Notes	5.66	11/16/08	250,000	251,025
Marsh & McLennan Cos.,
Sr. Notes	5.38	3/15/07	220,000	219,938
Phoenix Cos.,
Sr. Unscd. Notes	6.68	2/16/08	70,000	70,623
				1,148,665
Real Estate Investment Trusts—4.8%
Archstone-Smith Operating Trust,
Notes	3.00	6/15/08	85,000	82,158
Archstone-Smith Operating Trust,
Notes	5.00	8/15/07	75,000	74,821
Boston Properties,
Sr. Notes	5.63	4/15/15	85,000	85,443
Commercial Net Lease Realty,
Sr. Unscd. Notes	6.15	12/15/15	100,000	101,280
Duke Realty,
Notes	3.50	11/1/07	70,000	68,846
Duke-Weeks Realty,
Sr. Notes	6.95	3/15/11	170,000	179,600
EOP Operating,
Notes	5.97	10/1/10	50,000 [b]	50,659

The Fund 21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Real Estate Investment
Trusts (continued)
EOP Operating,
Sr. Notes	7.00	7/15/11	195,000	211,230
ERP Operating,
Notes	4.75	6/15/09	55,000	54,141
ERP Operating,
Notes	5.13	3/15/16	75,000 [d]	72,970
Federal Realty Investment Trust,
Sr. Unscd. Notes	5.40	12/1/13	50,000	49,512
Federal Realty Investment Trust,
Notes	6.00	7/15/12	55,000	56,201
Healthcare Realty Trust,
Sr. Notes	8.13	5/1/11	225,000	244,252
Host Hotels & Resorts,
Gtd. Notes	6.88	11/1/14	20,000 [a]	20,350
HRPT Properties Trust,
Sr. Unscd. Notes	5.96	3/16/11	250,000 [b]	250,363
Mack-Cali Realty,
Unscd. Notes	5.05	4/15/10	130,000	127,982
Mack-Cali Realty,
Sr. Unscd. Notes	5.13	1/15/15	75,000	72,227
Mack-Cali Realty,
Notes	5.25	1/15/12	55,000	54,159
Regency Centers,
Gtd. Notes	5.25	8/1/15	125,000	121,397
Simon Property Group,
Notes	4.60	6/15/10	105,000 [d]	102,489
Simon Property Group,
Notes	4.88	8/15/10	75,000	74,020
Socgen Real Estate,
Bonds	7.64	12/29/49	470,000 [a,b]	477,349
				2,631,449
Residential Mortgage
Pass-Through Ctfs.—5.4%
American General Mortgage Loan
Trust, Ser. 2006-1, Cl. A1	5.75	12/25/35	93,688 [a,b]	93,578
Banc of America Mortgage
Securities, Ser. 2004-F, Cl. 2A7	4.15	7/25/34	298,565 [b]	291,732

22

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Residential Mortgage
Pass-Through Ctfs. (continued)
ChaseFlex Trust,
Ser. 2006-2, Cl. A1A	5.59	9/25/36	77,842 [b]	77,808
ChaseFlex Trust,
Ser. 2006-2, Cl. A5	5.99	9/25/36	120,000 [b]	120,158
Citigroup Mortgage Loan Trust,
Ser. 2005-WF2, Cl. AF2	4.92	8/25/35	50,223 [b]	49,866
CSAB Mortgage Backed Trust,
Ser. 2006-3, Cl. A1A	6.00	11/25/36	107,977 [b]	107,839
Impac CMB Trust,
Ser. 2005-8, Cl. 2M2	6.10	2/25/36	130,000 [b]	130,200
Impac CMB Trust,
Ser. 2005-8, Cl. 2M3	6.85	2/25/36	96,297 [b]	95,580
Impac Secured Assets CMN Owner
Trust, Ser. 2006-1, Cl. 2A1	5.70	5/25/36	68,936 [b]	69,101
IndyMac Index Mortgage Loan Trust,
Ser. 2006-AR25, Cl. 4A2	6.18	9/25/36	112,503 [b]	113,666
J.P. Morgan Alternative Loan
Trust, Ser. 2006-S4, Cl. A6	5.71	12/25/36	105,000 [b]	104,817
J.P. Morgan Mortgage Trust,
Ser. 2005-A1, Cl. 5A1	4.48	2/25/35	70,203 [b]	68,295
New Century Alternative Mortgage
Loan Trust, Ser. 2006-ALT2,
Cl. AF6A	5.89	10/15/36	70,000 [b]	70,268
Nomura Asset Acceptance,
Ser. 2005-AP1, Cl. 2A5	4.86	2/25/35	200,000 [b]	193,509
Nomura Asset Acceptance,
Ser. 2005-AP2, Cl. A5	4.98	5/25/35	150,000 [b]	145,457
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	115,000 [b]	112,293
Structured Asset Mortgage
Investments, Ser. 1998-2, Cl. B	5.98	4/30/30	1,870 [b]	1,868
Washington Mutual,
Ser. 2004-AR7, Cl. A6	3.94	7/25/34	135,000 [b]	131,206
Washington Mutual,
Ser. 2003-AR10, Cl. A6	4.06	10/25/33	203,000 [b]	199,248
Washington Mutual,
Ser. 2004-AR9, Cl. A7	4.16	8/25/34	165,000 [b]	160,706

The Fund 23

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Residential Mortgage
Pass-Through Ctfs. (continued)
Wells Fargo Mortgage Backed
Securities Trust,
Ser. 2005-AR1, Cl. 1A1	4.54	2/25/35	462,904 [b]	454,251
Wells Fargo Mortgage Backed
Securities Trust, Ser. 2003-1,
Cl. 2A9	5.75	2/25/33	150,000	147,629
				2,939,075
Retail—.4%
CVS,
Sr. Unscd. Notes	5.75	8/15/11	45,000	45,587
Home Depot,
Sr. Unscd. Notes	5.49	12/16/09	85,000 [b]	85,063
May Department Stores,
Notes	3.95	7/15/07	45,000	44,568
May Department Stores,
Notes	4.80	7/15/09	45,000	44,308
				219,526
State/Government
General Obligations—1.7%
Erie Tobacco Asset
Securitization/NY, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/28	75,000	75,487
Michigan Tobacco Settlement
Finance Authority,
Tobacco Settlement
Asset-Backed Bonds	7.31	6/1/34	410,000	426,166
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.43	6/1/34	100,000 [b]	100,283
New York Counties Tobacco Trust
IV, Tobacco Settlement
Pass-Through Bonds	6.00	6/1/27	170,000	166,389
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/23	170,000	168,535
				936,860
Technology—.2%
Hewlett-Packard,
Sr. Unscd. Notes	5.50	5/22/09	100,000 [b]	100,225

24

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Telecommunications—4.3%
America Movil,
Gtd. Notes		5.47	6/27/08	45,000 [a,b]	44,974
AT & T,
Notes		5.46	5/15/08	125,000 [b]	125,116
Deutsche Telekom International
Finance, Gtd. Bonds		8.00	6/15/10	235,000 [b]	254,658
Deutsche Telekom International
Finance, Gtd. Bonds		8.25	6/15/30	105,000 [b]	129,453
France Telecom,
Notes		7.75	3/1/11	110,000 [b]	119,927
Intelsat,
Sr. Notes		5.25	11/1/08	150,000	146,625
KPN,
Sr. Unsub. Bonds		8.38	10/1/30	95,000	109,148
Nextel Communications,
Gtd. Notes, Ser. F		5.95	3/15/14	95,000	92,646
Nextel Partners,
Gtd. Notes		8.13	7/1/11	150,000	156,937
Nordic Telephone Holdings,
Sr. Notes	EUR	8.25	5/1/16	50,000 [a,e]	72,908
PanAmSat,
Gtd. Notes		9.00	6/15/16	100,000 [a]	106,375
Qwest,
Sr. Notes		7.88	9/1/11	65,000	69,550
Qwest,
Sr. Notes		8.61	6/15/13	100,000 [b]	108,750
Sprint Capital,
Gtd. Notes		8.75	3/15/32	95,000	114,667
Telefonica Emisiones,
Gtd. Notes		5.98	6/20/11	250,000	254,729
U.S. West Communications,
Notes		5.63	11/15/08	70,000 [d]	70,437
Verizon Communications,
Sr. Notes		5.50	8/15/07	175,000 [b]	175,001
Windstream,
Sr. Notes		8.13	8/1/13	140,000 [a]	152,250
Windstream,
Sr. Notes		8.63	8/1/16	45,000 [a]	49,500
					2,353,651

The Fund 25

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Textiles & Apparel—.2%
Mohawk Industries,
Sr. Unscd. Notes	5.75	1/15/11	95,000	95,150
Transportation—.2%
Ryder System,
Notes	3.50	3/15/09	130,000	124,298
U.S. Government Agencies/
Mortgage-Backed—22.0%
Federal Home Loan Mortgage Corp.:
5.50%			275,000 [f]	274,828
6.00%			275,000 [f]	278,697
4.00%, 10/1/09			84,252	82,241
4.50%, 10/1/09			81,945	81,149
5.00%, 10/1/18			467,036	460,021
6.00%, 7/1/17—4/1/33			219,126	221,657
Federal National Mortgage Association:
5.00%			275,000 [f]	270,358
5.50%			690,000 [f]	682,017
6.00%			3,350,000 [f]	3,386,676
3.53%, 7/1/10			281,544	266,639
4.06%, 6/1/13			100,000	93,562
5.00%, 7/1/11—4/1/19			516,422	510,551
5.50%, 12/1/24—1/1/34			1,330,075	1,318,743
6.00%, 2/1/33—6/1/33			247,001	249,330
6.50%, 12/1/31—9/1/32			196,906	201,552
7.00%, 5/1/32—7/1/32			49,295	50,724
Grantor Trust,
Ser. 2001-T11, Cl. B, 5.50%, 9/25/11			75,000	76,561
Grantor Trust,
Ser. 2001-T6, Cl. B, 6.09%, 5/25/11			275,000	285,953
Government National Mortgage Association I:
6.50%, 9/15/32			85,579	87,949
8.00%, 2/15/30—5/15/30			5,427	5,752
Ser. 2004-43, Cl. A, 2.82%, 12/16/19			337,028	323,951
Ser. 2003-88, Cl. AC, 2.91%, 6/16/18			218,294	211,103
Ser. 2004-23, Cl. B, 2.95%, 3/16/19			136,029	130,624
Ser. 2004-57, Cl. A, 3.02%, 1/16/19			163,056	157,343
Ser. 2004-97, Cl. AB, 3.08%, 4/16/22			202,876	195,875
Ser. 2003-64, Cl. A, 3.09%, 4/16/24			14,641	14,419
Ser. 2004-9, Cl. A, 3.36%, 8/16/22			87,699	84,633
Ser. 2004-25, Cl. AC, 3.38%, 1/16/23			314,650	304,168
Ser. 2004-77, Cl. A, 3.40%, 3/16/20			174,582	169,393
Ser. 2003-96, Cl. B, 3.61%, 8/16/18			96,006	94,319
Ser. 2004-67, Cl. A, 3.65%, 9/16/17			143,754	140,468

26

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
Ser. 2004-108, Cl. A, 4.00%, 5/16/27	117,457	114,376
Ser. 2005-79, Cl. A, 4.00%, 10/16/33	120,891	117,905
Ser. 2005-50, Cl. A, 4.02%, 10/16/26	120,212	117,404
Ser. 2005-29, Cl. A, 4.02%, 7/16/27	161,918	157,610
Ser. 2005-9, Cl. A, 4.03%, 5/16/22	93,115	91,185
Ser. 2005-12, Cl. A, 4.04%, 5/16/21	63,144	61,825
Ser. 2005-42, Cl. A, 4.05%, 7/16/20	139,739	136,942
Ser. 2005-14, Cl. A, 4.13%, 2/16/27	115,443	113,355
Ser. 2004-51, Cl. A, 4.15%, 2/16/18	171,003	167,799
Ser. 2005-32, Cl. B, 4.39%, 8/16/30	150,000	147,414
		11,937,071
U.S. Government Securities—29.6%
U.S. Treasury Inflation Protected
Securities, 2.00%, 1/15/16	1,006,751 [g]	972,081
U.S. Treasury Notes
4.50%, 11/30/11	14,710,000 [h]	14,583,597
4.63%, 11/15/16	450,000 [h]	447,188
		16,002,866
Total Bonds and Notes
(cost $69,894,334)		69,835,656

Preferred Stocks—.2%	Shares	Value ($)

Banks—.1%
Sovereign Capital Trust IV,
Conv., Cum. $2.1875	1,400	69,650
Diversified Financial Services—.1%
AES Trust VII,
Conv., Cum. $3.00	1,000	49,750
Total Preferred Stocks
(cost $118,700)		119,400

	Face Amount
	Covered by
Options—.1%	Contracts ($)	Value ($)

Call Options—.1%
12-Month Euribor Interest Swap,
March 2007 @ 4.488	3,395,000	1,162
3-Month Floor USD Libor-BBA
Interest Rate, October 2009 @ 4	5,090,000	9,195

The Fund 27

STATEMENT OF INVESTMENTS (continued)

	Face Amount
	Covered by
Options (continued)	Contracts ($)	Value ($)

Call Options (continued)
Dow Jones CDX.EM.6,
January 2007 @ 100.65	510,000	1,122
Dow Jones CDX.EM.6,
January 2007 @ 100.65	800,000	1,760
Dow Jones CDX.IG.5,
June 2007 @ 145	1,060,000	7,985
U.S. Treasury 10-Year Note Futures,
March 2007 @ 110	2,000,000	1,563
		22,787
Put Options—.0%
12-Month Euribor Interest Swap,
May 2007 @ 4.1785	855,000	5,325
3-Month Capped USD Libor-BBA
Interest Rate, June 2007 @ 5.75	9,650,000	225
		5,550
Total Options
(cost $63,351)		28,337

	Principal
Short-Term Investments—5.0%	Amount ($)	Value ($)

Corporate Notes—1.4%
Egyptian Treasury Bills,
9.06%, 3/15/07	490,000 [a,i]	504,318
Egyptian Treasury Bills,
9.36%, 2/28/07	270,000 [a,i]	274,309
		778,627
U.S. Treasury Bills—3.6%
4.85%, 3/8/07	75,000 [j]	74,354
4.91%, 1/4/07	1,865,000	1,864,758
		1,939,112
Total Short-Term Investments
(cost $2,699,022)		2,717,739

Other Investment—1.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $629,000)	629,000 [k]	629,000

28

Investment of Cash Collateral
for Securities Loaned—3.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $1,815,400)	1,815,400 [k]	1,815,400

Total Investments (cost $75,219,807)	138.5%	75,145,532
Liabilities, Less Cash and Receivables	(38.5%)	(20,871,930)
Net Assets	100.0%	54,273,602

[a] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to $9,105,560 or 16.8% of net assets.
[b] Variable rate security—interest rate subject to periodic change.
[c] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] All or a portion of these securities are on loan. At December 31, 2006, the total market value of the fund’s securities on loan is $1,707,780 and the total market value of the collateral held by the fund is $1,815,400.
[e] Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
EUR—Euro
MXN—Mexican Peso
PLN—Poland Zloty
[f] Purchased on a forward commitment basis.
[g] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[h] Purchased on a delayed delivery basis.
[i] Credit Linked Notes.
[j] Held by a broker as collateral for open financial futures positions.
[k] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government & Agencies	51.6	State/Government
Corporate Bonds	48.4	General Obligations	1.7
Asset/Mortgage-Backed	20.2	Preferred Stocks	.2
Short-Term/Money		Options	.1
Market Investments	9.5
Foreign/Governmental	6.8		138.5

† Based on net assets.
See notes to financial statements.

The Fund 29

STATEMENT OF FINANCIAL FUTURES
December 31, 2006

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 12/31/2006 ($)

Financial Futures Long
U.S. Treasury 5 Year Notes	47	4,937,938	March 2007	(27,260)
U.S. Treasury 30 Year Bonds	6	668,625	March 2007	(18,188)
Financial Futures Short
U.S. Treasury 2 Year Notes	24	(4,896,750)	March 2007	10,443
U.S. Treasury 10 Year Notes	31	(3,331,531)	March 2007	62,449
				27,444

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
December 31, 2006

	Face Amount
	Covered by
	Contracts ($)	Value ($)

Put Options
12-Month Euribor Interest Swap
March 2007 @ 5.973
(Premiums received $12,222)	3,395,000	(215)

See notes to financial statements.

30

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan, valued at $1,707,780)—Note 1(c):
Unaffiliated issuers			72,775,407	72,701,132
Affiliated issuers			2,444,400	2,444,400
Cash				7,654
Receivable for investment securities sold				3,500,626
Dividends and interest receivable				635,189
Unrealized appreciation on swaps—Note 4				284,513
Swaps premiums paid				217,036
Receivable from broker for swap transactions—Note 4				36,412
Unrealized appreciation on forward currency exchange contracts—Note 4				20,211
Receivable for shares of Beneficial Interest subscribed				17,268
Receivable for futures variation margin—Note 4				2,250
Receivable for closed forward currency exchange contracts				1,295
Other assets				141,648
				80,009,634

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				45,364
Payable for investment securities purchased				18,788,560
Payable for open mortgage backed dollar rolls				4,917,279
Liability for securities on loan—Note 1(c)				1,815,400
Unrealized depreciation on swaps—Note 4				127,723
Payable for shares of Beneficial Interest redeemed				37,505
Cash overdraft denominated in foreign currencies			4,088	2,643
Unrealized depreciation on forward currency exchange contracts—Note 4				1,343
Outstanding options written, at value (premiums received
$12,222)—See Statement of Options Written—Note 4				215
				25,736,032

Net Assets ($)				54,273,602

Composition of Net Assets ($):
Paid-in capital				61,899,484
Accumulated distributions in excess of investment income—net				(72,636)
Accumulated net realized gain (loss) on investments				(7,698,453)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions
(including $27,444 net unrealized appreciation on financial futures)				145,207

Net Assets ($)				54,273,602

Net Asset Value Per Share
	Class A	Class B	Class C	Class R

Net Assets ($)	47,252,674	2,773,278	2,097,042	2,150,608
Shares Outstanding	4,428,178	259,925	196,349	201,743

Net Asset Value Per Share ($)	10.67	10.67	10.68	10.66

See notes to financial statements.

The Fund 31

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

Investment Income ($):
Income:
Interest	2,667,877
Cash dividends:
Unaffiliated issuers	18,890
Affiliated issuers	23,675
Income from securities lending	1,828
Total Income	2,712,270
Expenses:
Management fee—Note 3(a)	353,070
Distribution and service fees—Note 3(b)	159,933
Loan commitment fees—Note 2	394
Total Expenses	513,397
Investment Income—Net	2,198,873

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	156,347
Net realized gain (loss) on swap transactions	46,554
Net realized gain (loss) on options transactions	21,310
Net realized gain (loss) on forward currency exchange contracts	(134,463)
Net realized gain (loss) on financial futures	(279,776)
Net Realized Gain (Loss)	(190,028)
Net unrealized appreciation (depreciation) on investments,
forward currency exchange contracts, foreign currency
transactions, options and swap transactions (including $30,963
net unrealized appreciation on financial futures)	434,034
Net Realized and Unrealized Gain (Loss) on Investments	244,006
Net Increase in Net Assets Resulting from Operations	2,442,879

See notes to financial statements.

32

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006	2005

Operations ($):
Investment income—net	2,198,873	1,881,726
Net realized gain (loss) on investments	(190,028)	833,833
Net unrealized appreciation
(depreciation) on investments	434,034	(1,443,134)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,442,879	1,272,425

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(2,033,770)	(1,925,411)
Class B shares	(129,603)	(179,019)
Class C shares	(69,336)	(60,333)
Class R shares	(84,536)	(85,448)
Net realized gain on investments:
Class A shares	—	(316,748)
Class B shares	—	(29,230)
Class C shares	—	(10,980)
Class R shares	—	(13,060)
Total Dividends	(2,317,245)	(2,620,229)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	12,417,172	6,790,514
Class B shares	667,285	1,042,809
Class C shares	1,285,514	623,177
Class R shares	595,821	73,941
Dividends reinvested:
Class A shares	1,705,392	1,846,222
Class B shares	97,660	150,509
Class C shares	29,617	33,241
Class R shares	66,131	73,712
Cost of shares redeemed:
Class A shares	(10,912,615)	(7,043,996)
Class B shares	(2,022,593)	(3,574,694)
Class C shares	(887,977)	(550,762)
Class R shares	(319,730)	(217,453)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	2,721,677	(752,780)
Total Increase (Decrease) in Net Assets	2,847,311	(2,100,584)

Net Assets ($):
Beginning of Period	51,426,291	53,526,875
End of Period	54,273,602	51,426,291
Undistributed (distributions in excess of)
investment income—net	(72,636)	17,690

The Fund 33

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2006	2005

Capital Share Transactions:
Class Aa
Shares sold	1,178,484	626,773
Shares issued for dividends reinvested	161,611	170,901
Shares redeemed	(1,033,981)	(650,541)
Net Increase (Decrease) in Shares Outstanding	306,114	147,133

Class B [a]
Shares sold	63,406	96,560
Shares issued for dividends reinvested	9,261	13,924
Shares redeemed	(192,381)	(328,698)
Net Increase (Decrease) in Shares Outstanding	(119,714)	(218,214)

Class C
Shares sold	121,979	57,799
Shares issued for dividends reinvested	2,803	3,071
Shares redeemed	(83,950)	(51,368)
Net Increase (Decrease) in Shares Outstanding	40,832	9,502

Class R
Shares sold	55,827	6,783
Shares issued for dividends reinvested	6,271	6,830
Shares redeemed	(30,267)	(19,954)
Net Increase (Decrease) in Shares Outstanding	31,831	(6,341)

a During the period ended December 31, 2006, 97,534 Class B shares representing $1,024,145 were automatically converted to 97,513 Class A shares and during the period ended December 31, 2005, 164,321 Class B shares representing $1,790,542 were automatically converted to 164,317 Class A shares.

See notes to financial statements.

34

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

Class A Shares	2006	2005	2004 [a]	2003	2002

Per Share Data ($):
Net asset value, beginning of period	10.65	10.94	10.90	10.75	10.37
Investment Operations:
Investment income—net [b]	.47	.40	.37	.33	.38
Net realized and unrealized
gain (loss) on investments	.04	(.13)	.18	.26	.42
Total from Investment Operations	.51	.27	.55	.59	.80
Distributions:
Dividends from investment income—net	(.49)	(.48)	(.47)	(.39)	(.42)
Dividends from net realized
gain on investments	—	(.08)	(.04)	(.05)	—
Total Distributions	(.49)	(.56)	(.51)	(.44)	(.42)
Net asset value, end of period	10.67	10.65	10.94	10.90	10.75

Total Return (%) [c]	4.67	2.50	5.15	5.51	7.87

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income
to average net assets	4.43	3.72	3.38	3.06	3.63
Portfolio Turnover Rate	422.95[d]	345.82[d]	315.33[d]	469.41[d]	524.46

Net Assets, end of period ($ X 1,000)	47,253	43,915	43,466	43,811	47,571

[a]	As of January 1, 2004, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of these changes for the fiscal year ended December 31, 2004, was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 3.52% to 3.38%.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	The portfolio turnover rates excluding mortgage dollar roll transactions for the years ended December 31, 2006,
December 31, 2005, December 31, 2004 and December 31, 2003 were 334.24%, 198.52%, 189.68% and
272.57%, respectively.
See notes to financial statements.

The Fund 35

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class B Shares	2006	2005	2004 [a]	2003	2002

Per Share Data ($):
Net asset value, beginning of period	10.65	10.93	10.90	10.75	10.37
Investment Operations:
Investment income—net [b]	.38	.32	.30	.25	.30
Net realized and unrealized
gain (loss) on investments	.05	(.12)	.16	.25	.42
Total from Investment Operations	.43	.20	.46	.50	.72
Distributions:
Dividends from investment income—net	(.41)	(.40)	(.39)	(.30)	(.34)
Dividends from net realized
gain on investments	—	(.08)	(.04)	(.05)	—
Total Distributions	(.41)	(.48)	(.43)	(.35)	(.34)
Net asset value, end of period	10.67	10.65	10.93	10.90	10.75

Total Return (%) [c]	3.90	1.84	4.27	4.73	7.07

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income
to average net assets	3.68	2.99	2.77	2.31	2.91
Portfolio Turnover Rate	422.95[d]	345.82[d]	315.33[d]	469.41[d]	524.46

Net Assets, end of period ($ X 1,000)	2,773	4,044	6,537	10,309	12,470

[a]	As of January 1, 2004, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of these changes for the fiscal year ended December 31, 2004, was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 2.88% to 2.77%.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	The portfolio turnover rates excluding mortgage dollar roll transactions for the years ended December 31, 2006,
December 31, 2005, December 31, 2004 and December 31, 2003 were 334.24%, 198.52%, 189.68% and
272.57%, respectively.
See notes to financial statements.

36

		Year Ended December 31,

Class C Shares	2006	2005	2004 [a]	2003	2002

Per Share Data ($):
Net asset value, beginning of period	10.66	10.94	10.91	10.76	10.38
Investment Operations:
Investment income—net [b]	.39	.32	.29	.25	.31
Net realized and unrealized
gain (loss) on investments	.04	(.12)	.17	.25	.41
Total from Investment Operations	.43	.20	.46	.50	.72
Distributions:
Dividends from investment income—net	(.41)	(.40)	(.39)	(.30)	(.34)
Dividends from net realized
gain on investments	—	(.08)	(.04)	(.05)	—
Total Distributions	(.41)	(.48)	(.43)	(.35)	(.34)
Net asset value, end of period	10.68	10.66	10.94	10.91	10.76

Total Return (%) [c]	3.89	1.83	4.28	4.73	7.06

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income
to average net assets	3.67	2.98	2.66	2.31	2.92
Portfolio Turnover Rate	422.95[d]	345.82[d]	315.33[d]	469.41[d]	524.46

Net Assets, end of period ($ X 1,000)	2,097	1,658	1,598	1,692	1,980

[a]	As of January 1, 2004, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of these changes for the fiscal year ended December 31, 2004, was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 2.80% to 2.66%.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	The portfolio turnover rates excluding mortgage dollar roll transactions for the years ended December 31, 2006,
December 31, 2005, December 31, 2004 and December 31, 2003 were 334.24%, 198.52%, 189.68% and
272.57%, respectively.
See notes to financial statements.

The Fund 37

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class R Shares	2006	2005	2004 [a]	2003	2002

Per Share Data ($):
Net asset value, beginning of period	10.64	10.93	10.89	10.74	10.36
Investment Operations:
Investment income—net [b]	.49	.43	.39	.37	.41
Net realized and unrealized
gain (loss) on investments	.05	(.13)	.19	.24	.41
Total from Investment Operations	.54	.30	.58	.61	.82
Distributions:
Dividends from investment income—net	(.52)	(.51)	(.50)	(.41)	(.44)
Dividends from net realized
gain on investments	—	(.08)	(.04)	(.05)	—
Total Distributions	(.52)	(.59)	(.54)	(.46)	(.44)
Net asset value, end of period	10.66	10.64	10.93	10.89	10.74

Total Return (%)	4.93	2.76	5.43	5.78	8.14

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income
to average net assets	4.68	3.97	3.61	3.70	3.88
Portfolio Turnover Rate	422.95[c]	345.82[c]	315.33[c]	469.41[c]	524.46

Net Assets, end of period ($ X 1,000)	2,151	1,809	1,926	2,202	3,387

[a]	As of January 1, 2004, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of these changes for the fiscal year ended December 31, 2004, was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 3.74% to 3.61%.
[b]	Based on average shares outstanding at each month end.
[c]	The portfolio turnover rates excluding mortgage dollar roll transactions for the years ended December 31, 2006,
December 31, 2005, December 31, 2004 and December 31, 2003 were 334.24%, 198.52%, 189.68% and
272.57%, respectively.
See notes to financial statements.

38

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Managed Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering six series, including the fund, as of the date of this report. The fund’s investment objective is to seek high current income consistent with what is believed to be prudent risk of capital primarily through investments in investment-grade corporate and U.S. Government obligations which primarily have maturities of 10 years or less. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment manager. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC
  (“Founders”) managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.
  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relat- ing to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.
40

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

approximates fair value.Registered open-end investment companies that are not traded on an exchange are valued at their NAV. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate. Investments in swap transactions are valued each business day by a pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the

42

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition the value of debt securities may decline due to general market con-

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

ditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

44

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $114,254, accumulated capital losses $7,402,051 and unrealized depreciation $304,138. In addition, the fund had $33,947 of capital losses realized after October 31, 2006, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2006. If not applied, $4,281,545 of the carryover expires in fiscal 2007, $2,840,637 expires in fiscal 2008 and $279,869 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2006 and December 31, 2005, were as follows: ordinary income $2,317,245 and $2,620,229, respectively.

During the period ended December 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, treasury inflation protected securities, paydown gains and losses, swap periodic payments and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $28,046, decreased net realized gain (loss) on investments by $27,194 and decreased paid-in capital by $852. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2006, the fund did not borrow under the Facility.

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts

46

required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

During the period ended December 31, 2006, the Distributor retained $5,254 from commissions earned on sales of the fund’s Class A shares and $4,637 and $964 from CDSC on redemptions on the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended December 31, 2006, Class A, Class B and Class C shares were charged $109,080, $24,821 and $13,319, respectively, pursuant to their respective Plans. Class B and Class C shares were charged $8,273 and $4,440, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $31,246, Rule 12b-1 distribution plan fees $13,100 and shareholder services plan fees $1,018.

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

(c) The Trust and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund’s securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward currency exchange contracts, futures, options and swap transactions during the period ended December 31, 2006, amounted to $302,107,066 and $288,657,555, respectively, of which $60,503,641 in purchases and $60,540,319 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against change in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the

48

underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

In addition, the following table summarizes the fund’s call/put options written during the period ended December 31, 2006:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain/(Loss) ($)

Contracts outstanding
December 31, 2005	17,252,000	42,442	—	—
Contracts written	208,015,000	91,851
Contracts terminated;
Closed	25,747,000	50,628	113,675	(63,047)
Expired	196,125,000	71,443	—	71,443
Total contracts
terminated	221,872,000	122,071	113,675	8,396
Contracts outstanding
December 31, 2006	3,395,000	12,222

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2006 are set forth in the Statement of Financial Futures.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.The following summarizes open forward currency exchange contracts at December 31, 2006:

	Foreign		Unrealized
Forward Currency	Currency		Appreciation
Exchange Contracts	Amounts	Cost ($) Value ($)	(Depreciation) ($)

Purchases:
Euro, expiring
2/28/2007	405,000	534,276 535,815	1,539
Icelandic Krona,
expiring 3/21/2007	9,416,000	133,372 132,545	(827)
Sales:		Proceeds ($)
Euro, expiring
3/21/2007	250,978	331,804 332,320	(516)
Poland Zloty,
expiring 3/21/2007	4,750,000	1,658,809 1,640,137	18,672
Total			18,868

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts in the Statement of Assets and Liabilities.

50

Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

The fund may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount. The following summarizes interest rate swaps entered into by the fund at December 31, 2006:

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount	Entity/Currency	Counterparty	Fixed Rate (%) Expiration (Depreciation)($)

270,000	USD-1Month	Lehman
	LIBOR BBA	Brothers	4.10	12/2/2009	(7,576)
1,281,000	USD-3 Month
	LIBOR BBA	Merrill Lynch	4.17	5/13/2008	(19,671)
3,350,000	USD-3 Month	J.P. Morgan
	LIBOR BBA	Chase Bank	5.56	8/3/2016	143,563
3,885,000	USD-3 Month
	LIBOR BBA	Merrill Lynch	5.43	6/8/2008	9,440
537,000,000	JPY-6 Month
	LIBOR BBA	UBS Warburg	.88	5/11/2008	6,019
14,700,000	SEK-3 Month	Morgan
	STIBOR	Stanley	3.76	12/4/2008	(6,860)
					124,915

Credit default swaps involve commitments to pay or receive a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credit protection on the underlying instrument. The maximum payouts for these contracts are limited to the notional amount of each swap. The following summarizes open credit default swap agreements at December 31, 2006:

The Fund 51

NOTES TO FINANCIAL STATEMENTS (continued)

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation)($)

805,000	ABX.HE.BBB	Deutsche
	2006-1 Index	Bank	(1.54)	7/25/2045	(726)
805,000	ABX.HE.BBB	Morgan
	2006-1 Index	Stanley	(1.54)	7/25/2045	(222)
535,000	ABX.HE.BBB	Deutsche
	2006-2 Index	Bank	1.33	5/25/2046	(3,455)
535,000	ABX.HE.BBB	Morgan
	2006-2 Index	Stanley	1.33	5/25/2046	(2,786)
80,000	Alcoa, 6%,	Bear
	1/15/2012	Stearns & Co.	(.42)	6/20/2010	(814)
177,000	Alcoa, 6.5%,	Bear
	6/1/2011	Stearns & Co.	(.52)	6/20/2010	(2,402)
1,070,000	Altria, 7%,
	11/4/2013	Citigroup	(.27)	12/20/2011	(1,524)
198,000	CenturyTel,
	7.875%,
	8/15/2012	Citigroup	(1.16)	9/20/2015	98
58,000	CenturyTel,
	7.875%,
	8/15/2012	Morgan Stanley	(1.15)	9/20/2015	68
120,000	Clear Channel
	Communications,
	6.875%,	Lehman
	6/15/2018	Brothers	.75	12/20/2008	233
300,000	CMLTI 2006-WMC1,
	Cl. M8, 6.71%,	Morgan
	12/25/2035	Stanley	(1.20)	12/25/2035	6,590
257,000	ConocoPhillips,
	4.75%,	Bear
	10/15/2012	Stearns & Co.	(.31)	6/20/2010	(1,765)
160,000	DIRECTV,	Lehman
	8.375%, 3/15/13	Brothers	(2.35)	12/20/2016	1,333
260,000	Dow Jones.
	CDX.EM.6 Index	UBS Warburg	1.40	12/20/2011	1,816
250,000	Dow Jones.	Deutsche
	CDX.EM.6 Index	Bank	1.40	12/20/2011	5,725
355,000	Dow Jones
	CDX.NA.IG.4 Index	Citigroup	(.71)	6/20/2010	(7,546)
230,000	Dow Jones	Morgan
	CDX.NA.IG.4 Index	Stanley	(.69)	6/20/2010	(4,740)
240,000	Dow Jones
	CDX.NA.IG.4 Index	Citigroup	(.69)	6/20/2010	(4,946)
427,700	Dow Jones	Morgan
	CDX.NA.IG.4 Index	Stanley	(.35)	6/20/2010	(4,166)
269,300	Dow Jones
	CDX.NA.IG.4 Index	Merrill Lynch	(.31)	6/20/2010	(2,230)
740,000	Dow Jones
	CDX.NA.IG.7 Index	Citigroup	(1.09)	12/20/2016	1,755

52

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation)($)

1,480,000	Dow Jones
	CDX.NA.IG.7 Index	Citigroup	.51	12/20/2016	(1,634)
800,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	(1.10)	12/20/2016	1,741
1,600,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	.51	12/20/2016	(1,138)
60,000	Echostar,	Lehman
	6.625%, 10/1/14	Brothers	2.20	12/20/2016	(1,501)
100,000	Echostar, 6.625%,	Lehman
	10/1/14	Brothers	2.25	12/20/2016	(2,155)
995,000	Enterprise
	Products Operating,	Deutsche
	7.5%, 2/1/2011	Bank	(.28)	9/20/2009	(2,140)
995,000	Enterprise
	Products Operating,	Deutsche
	7.5%, 2/1/2011	Bank	.50	9/20/2011	7,938
325,000	JPMAC 2005-FRE1,
	Cl. M8, 7.15%,	Morgan
	10/25/2035	Stanley	(1.17)	10/25/2035	7,330
970,000	JPMCC 2006-CB15,
	Cl. AJ, 5.89%,	Merrill
	6/12/2043	Lynch	(.13)	6/20/2016	(101)
150,000	Kaupthing Bank,	Deutsche
	5.52%, 12/1/2009	Bank	.65	9/20/2007	518
575,000	Kaupthing Bank,	Deutsche
	5.52%, 12/1/2009	Bank	.52	9/20/2007	1,423
110,000	Kimberly-Clark,
	6.875%,	J.P. Morgan
	2/15/2014	Chase Bank	(.37)	12/20/2016	191
100,000	Kimberly-Clark,
	6.875%,	Morgan
	2/15/2014	Stanley	(.38)	12/20/2016	96
410,000	Kimberly-Clark,
	6.875%,	J.P. Morgan
	2/15/2014	Chase Bank	(.37)	12/20/2016	712
400,000	Kimberly-Clark,
	6.875%,	J.P. Morgan
	2/15/2014	Chase Bank	(.37)	12/20/2016	694
300,000	MABS Trust,
	2005-WMC1, Cl. M8,	J.P. Morgan
	3/25/2035	Chase Bank	(1.18)	4/25/2009	1,477
341,000	Morgan Stanley,
	6.6%, 4/1/2012	Citigroup	(.62)	6/20/2015	(7,418)
269,000	News America,	Lehman
	7.25%, 5/18/2018	Brothers	.47	12/20/2009	2,852
535,000	Northern Tobacco
	5%, 6/1/2046	Citigroup	1.35	12/20/2011	4,165

The Fund 53

NOTES TO FINANCIAL STATEMENTS (continued)

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation)($)

120,000	Nucor, 4.875%,	Bear
	10/1/2012	Stearns & Co.	(.40)	6/20/2010	(1,151)
122,500	Republic of Peru,
	8.75%, 11/21/2033	UBS	1.30	8/20/2011	3,086
250,000	Republic of
	Venezuela,	Deutsche
	9.25%, 9/15/2027	Bank	(2.87)	10/20/2016	(17,172)
260,000	Republic of
	Venezuela,
	9.25%, 9/15/2027	UBS	(2.33)	11/20/2016	(6,928)
535,000	Southern California
	Tobacco
	5%, 6/1/2037	Citigroup	1.35	12/20/2011	4,165
350,000	Structured Index	Morgan
		Stanley	(.70)	6/20/2013	(1,033)
350,000	Structured Index	Morgan
		Stanley	2.25	6/20/2016	12,734
145,000	Structured Index	Morgan
		Stanley	(.55)	6/20/2013	786
145,000	Structured Index	Morgan
		Stanley	1.62	6/20/2016	(1,516)
405,000	Structured Model	J.P. Morgan
	Portfolio 0-3%	Chase Bank	—	9/20/2013	11,137
568,000	Structured Model	Morgan
	Portfolio 0-3%	Stanley	—	9/20/2013	39,488
277,000	Structured Model
	Portfolio 0-3%	UBS	—	9/20/2013	7,340
150,000	VF, 8.5%,	Morgan
	10/1/2010	Stanley	(.72)	6/20/2016	(2,100)
180,000	VF, 8.5%,	Morgan
	10/1/2010	Stanley	(.46)	6/20/2011	(1,937)
100,000	VF, 8.5%,	Morgan
	10/1/2010	Stanley	(.45)	6/20/2011	(1,035)
270,000	VF, 8.5%,
	10/1/2010	UBS	(.45)	6/20/2011	(2,796)
235,000	Wolters Kluwer,
	5.125%,
	1/27/2014	UBS	(.92)	9/20/2016	(4,539)
					31,875

54

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At December 31, 2006, the cost of investments for federal income tax purposes was $75,445,928; accordingly, accumulated net unrealized depreciation on investments was $300,396, consisting of $630,062 gross unrealized appreciation and $930,458 gross unrealized depreciation.

The Fund 55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Managed Income Fund (the “Fund”) of The Dreyfus/Laurel Funds Trust including the statements of investments, financial futures and options written as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Managed Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2007

56

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates .88% of the ordinary dividends paid during the fiscal year ended December 31, 2006 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2006, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $32,275 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns. Also, the fund hereby designates 88.68% of ordinary income dividends paid during the fiscal year ended December 31, 2006 as qualifying interest related dividends.

The Fund 57

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $103,700 in 2005 and $106,820 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $11,100 in 2005 and $11,405 in 2006. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $5,775 in 2005 and $6,270 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $975,000 in 2005 and $1,202,000 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the

Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)